[cover]

[State Street Research logo]

State Street Research
Small Capitalization Value Fund

Annual Report
September 30, 1996

[graphic--person climbing toward stars]

What's Inside

From the Chairman
1996: A good year
for small-cap stocks

Portfolio Manager's Review
The Fund as
performance leader

Fund Information
Facts and figures

Plus, Complete Portfolio Holdings
and Financial Statements


                                 [Dalbar logo]
                                    Quality
                                 Tested Service
                                      1995

                                     Dalbar
                              Honors Commitment To
                                   Investors

                                 For Excellence
                                       in
                              Shareholder Service

From The Chairman

[photo of Ralph F. Verni]

To Our Shareholders:

1996 is shaping up to be another year of above-average stock market performance. This has contributed a tremendous first full year of performance for investors in Small Capitalization Value Fund. We think the outlook is very favorable for small-cap stocks. The small company sector offers some of the most appealing values of the stock market.

During the past twelve months, the economy has continued to strengthen, presenting several investing challenges. First, interest rates crept upward creating a more expensive environment for companies to operate in and causing stock prices to fall. Second, technology stocks took a beating after a series of disappointing earnings reports in late 1996 and again this past July. Because Small Capitalization Value Fund had a rather small position in the technology sector, the Fund was able to brush off these negatives and surpass its competitors.

In its 20 months since inception, Small Capitalization Value Fund has positioned itself as a leader in its category thanks to the hard work and dedication of portfolio manager Rudy Kluiber. Rudy, like all our State Street Research portfolio managers, has spent hours each day pouring over investment opportunities, meeting with companies and traveling around the country to see firsthand whether or not a company is a good value and worthy of being in the Fund's portfolio.

Sincerely,

/s/Ralph F. Verni

Ralph F. Verni
Chairman
October 31, 1996

(1)The Standard & Poor's Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The Russell 2000 Value Index is a commonly used index of small company stock performance. The indexes are unmanaged and do not take sales charges into account. Direct investment in the indexes is not possible; results are for illustrative purposes only. The Lipper Small Company Growth Funds category comprises 350 funds and performance does not take sales charges into consideration.

(2) +42.52% for Class B shares; +43.95% for Class C shares; +42.52% for Class D shares.

(3) All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Performance results for the Fund are increased by the Distributor's voluntary reduction of Fund fees and expenses. The first figure reflects expense reduction; the second shows results without subsidization.

(4) Performance reflects maximum 4.5% "A" share front-end sales charge, or 5% "B" share or 1% "D" share contingent deferred sales charges where applicable. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions.

(5) Cumulative total returns are not annualized, nor do they reflect sales charges, which, if reflected, would reduce performance.

Please note that the discussion throughout this shareholder report is dated as indicated and, because of possible changes in viewpoint, data and transactions, should not be relied upon as being current thereafter.

-----------------------------------------------------------------------------
Fund Information (all data are for periods ended September 30, 1996)
-----------------------------------------------------------------------------

Small Capitalization Value Fund performance versus benchmarks(1)
Total returns for one year ended September 30, 1996

[bar chart]

State Street Research Small Capitalization Value Fund-A Shares 43.63%

Average for Lipper Small Company Growth Funds 18.40%

Russell 2000 Value Index 13.48%

[end of bar chart]

SEC Average Annual Compound
Rates of Return
(at maximum applicable sales charge)(3),(4)

                     Life of Fund
                    (since 2/13/95)            1 Year
 ----------------------------------------------------------
Class A            +33.28%/+31.28%       +37.16%/+35.00%
 ----------------------------------------------------------
Class B            +34.04%/+31.55%       +37.52%/+35.26%
 ----------------------------------------------------------
Class C            +37.43%/+34.89%       +43.95%/+41.68%
 ----------------------------------------------------------
Class D            +35.56%/+33.03%       +41.52%/+39.26%
 ----------------------------------------------------------

Cumulative Total Returns
(do not reflect sales charge)(3),(5)

                     Life of Fund
                    (since 2/13/95)            1 Year
-----------------------------------------------------------
Class A            +67.39%/+63.30%       +43.63%/+41.36%
-----------------------------------------------------------
Class B            +65.35%/+60.47%       +42.52%/+40.26%
-----------------------------------------------------------
Class C            +68.06%/+63.02%       +43.95%/+41.68%
-----------------------------------------------------------
Class D            +65.35%/+60.37%       +42.52%/+40.26%
-----------------------------------------------------------


Top 5 Industries
(by percentage of net assets)

[bar chart]

Business service 15.2%

Metal & mining 10.8%

Building 8.5%

Automotive 8.0%

Machinery 5.6%

Total 48.1%

[end of bar chart]

Portfolio Manager's Review

[photo]
Rudy K. Kluiber
Portfolio Manager

Small Capitalization Value Fund finished its first full year of performance on September 30, 1996. The Fund had an outstanding year with Class A shares of the Fund providing a total return of +43.63% (does not reflect sales charge).(2)

The Fund outperformed its peers as compared to the +18.40% average annual return for Lipper Analytical Services' Small Company Growth Funds category (does not include sales charge) and the +20.32% average annual return for the S&P 500 for the same time period.(1)

Our Approach

We look at stocks on an individual basis using our fundamental value-based approach. In the portfolio, we have undervalued companies, at-value companies and overvalued companies. Our ideal scenario is to buy a company when it's undervalued and then sell it when it starts to become overvalued.

Throughout the small-cap sector, we've seen an increase in consolidations and takeovers. This has affected our portfolio, particularly the business service and metal and mining sectors, with varying results.

Business Service

Our holdings in this sector benefitted from the consolidation taking place within the industry. We've built the portfolio using our traditional bottom-up approach to stock selection, choosing securities individually. During the past twelve months, the companies in this sector have generally offered good values and generated consistent cash flows. Companies such as Protection One, a home security firm, and Staffing Resources, a temporary personnel provider and one of the Fund's top ten holdings, have done very well. Others such as Data Documents and Triad Systems haven't performed as well due to flat cash flows.

Metal and Mining

We've reduced our position in this sector for two reasons: some securities, having reached price objectives, became overvalued, while others didn't perform as we expected. We like this sector because it offers opportunities across a very broad range of companies. While this is a diverse group, the companies in this sector have one thing in common: takeovers. A reason for these takeovers was the need to consolidate a very competitive marketplace. Over the past year, approximately ten companies in the portfolio were acquired, creating a performance boost for the Fund, and providing the Fund with an increased cash position and opportunities to invest in other alternatives. Sometimes we choose to keep the new stock, if the stock's outlook is favorable and it qualifies as a small-cap value stock. Otherwise, we sell the stock.

What's Ahead

Small Capitalization Value Fund has remained consistently ahead of its competitors. We will practice the same principles which have worked so well for us this past year: looking at scores of new public offerings to see which of them offer the value we seek for the Fund, continuing to maintain positions in companies that are undervalued or fairly valued, and finding companies with the potential to reward investors.

September 30, 1996
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

Top 10 Holdings
by percentage of net assets

1     Carbide/Graphite Group Graphite electrode company       3.0%
2     Federal-Mogul Auto supply company                       1.8%
3     Albacus Direct Business service company                 1.8%
4     Invivo Hospital supply company                          1.8%
5     Atwod Oceanics Oil service company                      1.7%
6     Nortek Building company                                 1.6%
7     Webco Industries Steel tubing company                   1.6%
8     TransTexas Gas Natural gas company                      1.6%
9     Staffmark Temporary personnel provider                  1.5%
10    Staffing Resources Temporary personnel provider         1.5%


These securities represent an aggregate of 17.9% of the portfolio. Because of active management, there is no guarantee that the Fund currently invests, or will continue to invest, in the securities listed in this table or in the text above.

Best and Worst Contributors to Performance
(October 1, 1995 through September 30, 1996)

Best [triangle up]

Lewis Galoob Toys
Great turnaround story and new products

Masland
Good cash flow and products made this a positive acquisition for Lear.

Protection One
Positive cash flow and recurring revenues.

Worst [triangle down]

Easco
Aluminum company continued to have problems integrating acquisitions.

Katz Media Group
Cash flow problems plagued this media rep firm.

Continental Can
Management problems and a difficult industry hindered this company.

State Street Research Small Capitalization Value Fund

Investment Portfolio

September 30, 1996
                                                          Value
                                              Shares     (Note 1)
 ---------------------------------------------------  -------------
COMMON STOCKS 98.4%
Basic Industries 26.6%
Chemical 2.9%
Applied Extrusion Technologies Inc.*           3,000    $   27,375
Cambrex Corp.                                  2,250        76,219
McWhorter Technologies Inc.*                   2,000        39,000
Mississippi Chemical Corp.                     4,500       105,187
Triple S Plastics Inc.*                        3,000        16,125
                                                       -------------
                                                           263,906
                                                       -------------
Diversified 4.0%
Alltrista Corp.*                               1,000        21,250
Apogee Enterprises Inc.                          500        17,500
Commercial Intertech Corp.                     3,500        40,250
Noel Group Inc.*                              15,000       114,375
Photran Corp.*                                 6,000        36,750
Quixote Corp.                                 10,000        75,000
Triton Group Ltd.                              5,600         3,850
Zero Corp.                                     3,300        62,700
                                                       -------------
                                                           371,675
                                                       -------------
Electrical Equipment 1.4%
Keystone Consolidated Industries Inc.*        11,198        92,379
TB Wood's Corp.                                4,000        34,000
                                                       -------------
                                                           126,379
                                                       -------------
Forest Product 1.3%
Gaylord Container Corp. Wts.*                 13,500        98,719
Greenstone Industrial Inc.*                    5,000        23,750
                                                       -------------
                                                           122,469
                                                       -------------
Machinery 5.6%
Arden Industrial Products Inc.*                8,000        39,000
Cuno Inc.*                                     3,500        54,250
Gelman Sciences Inc.*                          1,500        42,188
Greenfield Industrial Inc.                     1,500        36,000
Hardinge Inc.                                  1,000        24,000
Inter-City Products Corp.*                    10,000        30,000
Memtec Ltd. ADR*                               1,500        42,000
Penn Engineering & Manufacturing Corp.         3,500        61,250
Pfeiffer Vacuum Technology AG*                 7,500       115,312
Rofin-Sinar Technologies Inc.*                 5,000        54,375
Specialty Equipment Companies Inc.*            1,000        13,250
                                                       -------------
                                                           511,625
                                                       -------------
Metal & Mining 10.8%
Carbide / Graphite Group Inc.*                15,000    $  275,625
Chase Brass Industries Inc.*                   6,000       104,250
Easco Inc.                                    15,000        75,000
Encore Wire Corp.*                             1,000        14,625
Interlake Corp.*                              15,000        65,625
Maxxam Inc.*                                   1,000        44,250
N.N. Ball and Roller Inc.                      3,000        42,000
Sinter Metals Inc. Cl. A*                      5,000       100,000
Sunshine Mining Co.                           22,310        25,099
Webco Industries Inc.*                        25,000       146,875
Wyman-Gordon Co.*                              4,500       102,937
                                                       -------------
                                                           996,286
                                                       -------------
Railroad 0.6%
Genesee & Wyoming Inc. Cl. A*                    800        21,800
Westinghouse Air Brake Co.                     3,000        33,750
                                                       -------------
                                                            55,550
                                                       -------------
Total Basic Industries                                   2,447,890
                                                       -------------
Consumer Cyclical 29.6%
Automotive 8.0%
Borg Warner Automotive Inc.                    3,000       106,500
Defiance Inc.                                 20,000       130,000
Dura Automotive Systems Inc. Cl. A*              200         3,725
Exide Corp.                                    3,500        90,563
Federal-Mogul Corp.                            8,000       169,000
Motorcar Parts & Accessories Inc.*             2,000        26,500
Strattec Security Corp.*                       1,000        14,500
TransPro Inc.                                 10,000        80,000
Wescast Industries Inc. Cl. A                  6,000       114,000
                                                       -------------
                                                           734,788
                                                       -------------
Building 8.5%
Belmont Homes Inc.*                            3,000        75,750
Cameron Ashley Inc.*                           8,500       107,312
Castle & Cooke Inc.*                           4,500        74,250
Centex Construction Products Inc.              7,500       120,000
Dayton Superior Corp. Cl. A*                   5,000        61,875
Falcon Building Products Inc. Cl. A*           7,200        93,600
Miles Homes Inc.*                             10,000        17,500
Nortek Inc.*                                  11,000       151,250
Simpson Manufacturing Inc.*                    4,000        80,000
                                                       -------------
                                                           781,537
                                                       -------------

The accompanying notes are an integral part of the financial statements.

State Street Research Small Capitalization Value Fund

                                                          Value
                                              Shares     (Note 1)
 ------------------------------------------- --------  -------------
Hotel & Restaurant 1.1%
Primadonna Resorts Inc.*                       5,500    $  100,375
                                                       -------------
Recreation 5.4%
All American Communications Inc. Cl. B*        8,000        68,000
AMC Entertainment Inc.*                        1,500        23,437
Bacou USA Inc.*                                3,500        59,500
Cineplex Odeon Corp.*                         44,300        66,450
Granite Broadcasting Co.*                      5,000        71,250
HMG Worldwide Corp.*                          27,000        33,750
Rockshox Inc.*                                 7,000       105,000
Safety 1st, Inc.*                              1,500        13,313
Silver King Communications Inc.*               1,400        32,900
Steinway Musical Instruments Inc.*             1,500        25,125
                                                       -------------
                                                           498,725
                                                       -------------
Retail Trade 5.0%
99 Cents Only Stores Co.*                      4,000        56,000
Cole National Corp. Cl. A*                     4,500       104,062
Finlay Enterprises Inc.*                       4,000        50,000
Hanover Direct Inc.*                          30,200        28,313
Krause's Furniture Inc.*                      24,200        30,250
Little Switzerland Inc.*                      16,000        69,000
TBC Corp.*                                     7,000        44,625
York Group Inc.*                               5,000        80,000
                                                       -------------
                                                           462,250
                                                       -------------
Textile & Apparel 1.6%
Chic by H.I.S. Inc.*                          19,000        83,125
Marisa Christina Inc.*                         5,500        50,875
Tag Heuer International SA ADR*                  600        11,850
                                                       -------------
                                                           145,850
                                                       -------------
Total Consumer Cyclical                                  2,723,525
                                                       -------------
Consumer Staple 25.0%
Business Service 15.2%
Abacus Direct Corp.*                           8,000       168,000
American Residential Services Inc.*            5,000        95,625
Carriage Services Inc. Cl. A*                  4,200        80,850
Data Documents Inc.*                          11,000       119,625
Lamar Advertising Co. Cl. A*                   3,000       124,500
Protection One Inc.*                           6,000        75,750
Rental Service Corp.*                          4,500        97,313
RMH Teleservices Inc.*                         6,000        88,500
Scanforms Inc.*                                  700         3,806
Staffing Resources Inc.*                       6,500       139,750
Staffmark Inc.*                                9,900       139,837
Business Service (cont'd)
Strayer Education Inc.*                        4,000    $   65,500
Triad Systems Corp.*                          16,000        86,000
Universal Outdoor Holdings Inc.*               3,000       108,000
                                                       -------------
                                                         1,393,056
                                                       -------------
Container 2.6%
Continental Can Company Inc.*                  3,000        38,250
Lufkin Industries Inc.                         2,000        41,500
Rock-Tenn Co. Cl. A                            2,500        50,625
U.S. Can Corp.*                                6,500       104,813
                                                       -------------
                                                           235,188
                                                       -------------
Drug 0.8%
ImmuLogic Pharmaceutical Corp.*                5,000        40,625
Martek Biosciences Corp.*                      1,500        37,500
                                                       -------------
                                                            78,125
                                                       -------------
Food & Beverage 1.3%
Garden Fresh Restaurant Corp*                  2,000        19,500
Northland Cranberries Inc. Cl. A               4,000        68,000
Robert Mondavi Corp. Cl. A*                    1,000        32,750
                                                       -------------
                                                           120,250
                                                       -------------
Hospital Supply 4.1%
Arrow International Inc.                       1,000        34,500
Fusion Medical Technologies Inc.*              9,000        90,000
General Surgical Innovations Inc.*             3,000        33,000
Imagyn Medical Inc.*                           3,000        32,250
Invivo Corp.*                                 16,000       168,000
Sunrise Medical Inc.*                          1,000        15,875
                                                       -------------
                                                           373,625
                                                       -------------
Printing & Publishing 0.2%
Katz Media Group Inc.*                         2,000        17,750
                                                       -------------
Tobacco 0.8%
Dimon Inc.                                     3,000        57,375
Schweitzer-Mauduit International Inc.            500        16,750
                                                       -------------
                                                            74,125
                                                       -------------
Total Consumer Staple                                    2,292,119
                                                       -------------
Energy 7.0%
Oil 3.2%
Crystal Oil Co.*                               3,800       136,800
Gerrity Oil & Gas Corp. Cv. Pfd.               8,000       112,000
Optima Petroleum Corp.*                       15,000        49,688
                                                       -------------
                                                           298,488
                                                       -------------

The accompanying notes are an integral part of the financial statements.

State Street Research Small Capitalization Value Fund

                                                          Value
                                              Shares     (Note 1)
 ------------------------------------------- --------  -------------
Oil Service 3.8%
Atwood Oceanics Inc.*                          3,600    $  158,400
Ensco International Inc.*                      1,087        35,327
Patterson Energy, Inc.*                        4,332        75,810
Timber/Sharp Drilling Inc.*                    7,000        77,875
                                                       -------------
                                                           347,412
                                                       -------------
Total Energy                                               645,900
                                                       -------------
Finance 3.9%
Bank 1.1%
AMBANC Holding Co. Inc.*                       6,000        63,375
Ambase Corp.*                                 10,000        17,300
Meritor Savings Bank*                         10,000        17,188
                                                       -------------
                                                            97,863
                                                       -------------
Financial Service 2.8%
First Enterprise Financial Group*              5,000        50,000
Gentra Inc.*                                  12,000        17,267
Hawthorne Financial Corp.*                    10,000        72,500
Midland Financial Group Inc.                   2,000        19,000
Union Acceptance Corp. Cl. A*                  2,000        38,500
Willis Lease Finance Corp.*                    6,800        62,900
                                                       -------------
                                                           260,167
                                                       -------------
Total Finance                                              358,030
                                                       -------------
Science & Technology 4.1%
Computer Software & Service 3.5%
AlphaNet Solutions Inc.*                       2,000        19,000
Computervision Corp.*                          6,000        52,500
Dataware Technologies Inc.*                    3,000        11,250
Document Sciences Corp.*                       3,000        37,875
Information Storage Devices Inc.*              3,000        21,000
MAI Systems Corp.*                             4,000        34,000
Phoenix International Inc.*                    4,000        70,000
Technology Modeling Associates Inc.*           3,500        45,500
Walsh International Inc.*                      3,000        30,000
                                                       -------------
                                                           321,125
                                                       -------------
Electronic Components 0.6%
Augat Inc.                                     2,500        53,125
                                                       -------------
Electronic Equipment 0.0%
Advanced Fibre Communications, Inc.*             100         2,500
                                                       -------------
Total Science & Technology                                 376,750
                                                       -------------
Utility 2.2%
Natural Gas 1.6%
TransTexas Gas Corp.*                         12,500    $  143,750
                                                       -------------
Telephone 0.6%
Lightbridge Inc.*                              5,000        58,750
                                                       -------------
Total Utility                                              202,500
                                                       -------------
Total Common Stocks (Cost $7,735,340)                    9,046,714
                                                       -------------

                                    Principal    Maturity
                                     Amount        Date
 --------------------------------- ----------- -------------  -------------
SHORT-TERM OBLIGATIONS 1.5%
Ford Motor Credit Co., 5.15%        $136,000    10/02/1996       136,000
                                                              -------------
Total Short-Term Obligations (Cost $136,000)                     136,000
                                                              -------------
Total Investments (Cost $7,871,340)--99.9%                     9,182,714
Cash and Other Assets, Less Liabilities--0.1%                      8,928
                                                              -------------
Net Assets--100.0%                                            $9,191,642
                                                              =============

Federal Income Tax Information:

At September 30, 1996, the net unrealized appreciation of
  investments based on cost for Federal income tax purposes
  of $7,871,340 was as follows:
Aggregate gross unrealized appreciation for all investments
  in which there is an excess of value over tax cost          $1,748,030
Aggregate gross unrealized depreciation for all investments
  in which there is an excess of tax cost over value            (436,656)
                                                              -------------
                                                              $1,311,374
                                                              =============

--------------------------------------------------------------------------
* Nonincome-producing securities
  ADR stands for American Depositary Receipt, representing ownership of foreign securities.

The accompanying notes are an integral part of the financial statements.

State Street Research Small Capitalization Value Fund

Statement of Assets and Liabilities
September 30, 1996

Assets
Investments, at value (Cost $7,871,340) (Note 1)            $9,182,714
Cash                                                           135,942
Receivable for securities sold                                 333,231
Receivable from Distributor (Note 3)                            27,999
Dividends and interest receivable                                  928
Deferred organization costs and other assets (Note 1)           37,660
                                                           -------------
                                                             9,718,474
Liabilities
Payable for securities purchased                               456,605
Accrued transfer agent and shareholder services (Note 2)        19,066
Accrued management fee (Note 2)                                  5,897
Accrued trustees' fees (Note 2)                                  4,952
Accrued distribution and service fees (Note 5)                     452
Other accrued expenses                                          39,860
                                                           -------------
                                                               526,832
                                                           -------------
Net Assets                                                  $9,191,642
                                                           =============
Net Assets consist of:
 Unrealized appreciation of investments                     $1,311,374
 Accumulated net realized gain                               1,928,878
 Shares of beneficial interest                               5,951,390
                                                           -------------
                                                            $9,191,642
                                                           =============
Net Asset Value and redemption price per share of Class A
  shares ($1,109,903 / 73,305 shares of beneficial
  interest)                                                       $15.14
                                                           =============
Maximum Offering Price per share of Class A shares
  ($15.14 / .955)                                                 $15.85
                                                           =============
Net Asset Value and offering price per share of Class B
  shares ($165,044 / 10,991 shares of beneficial
  interest)*                                                      $15.02
                                                           =============
Net Asset Value, offering price and redemption price per
  share of Class C shares ($7,751,651 / 510,530 shares of
  beneficial interest)                                            $15.18
                                                           =============
Net Asset Value and offering price per share of Class D
  shares ($165,044 / 10,991 shares of beneficial
  interest)*                                                      $15.02
                                                           =============

* Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
For the year ended September 30, 1996

Investment Income
Dividends, net of foreign taxes of $72                      $   55,733
Interest                                                         4,549
                                                           ------------
                                                                60,282
Expenses
Management fee (Note 2)                                         62,107
Custodian fee                                                   75,663
Transfer agent and shareholder services (Note 2)                44,793
Registration fees                                               23,046
Audit fee                                                       15,343
Amortization of organization costs (Note 1)                     14,595
Reports to shareholders                                         13,510
Trustees' fees (Note 2)                                         11,049
Legal fees                                                       7,376
Service fee--Class A (Note 5)                                    7,456
Distribution and service fees--Class B (Note 5)                  1,357
Distribution and service fees--Class D (Note 5)                  1,357
Miscellaneous                                                    8,396
                                                           ------------
                                                               286,048
Expenses borne by the Distributor (Note 3)                    (187,754)
                                                           ------------
                                                                98,294
                                                           ------------
Net investment loss                                            (38,012)
                                                           ------------

Realized and Unrealized Gain on Investments
Net realized gain on investments (Notes 1 and 3)             1,978,638
Net unrealized appreciation of investments                     774,969
                                                           ------------
Net gain on investments                                      2,753,607
                                                           ------------
Net increase in net assets resulting from operations        $2,715,595
                                                           ============

The accompanying notes are an integral part of the financial statements.

State Street Research Small Capitalization Value Fund

Statement of Changes in Net Assets
                                                February 13, 1995
                                                 (Commencement of
                               Year ended         Operations) to
                           September 30, 1996   September 30, 1995
-------------------------  ------------------- --------------------
Increase (Decrease) in Net Assets
Operations:
Net investment income
  (loss)                       $  (38,012)          $   36,497
Net realized gain on
  investments*                  1,978,638              275,486
Net unrealized
  appreciation of
  investments                     774,969              536,405
Net increase resulting
  from operations               2,715,595              848,388
Dividend from net
  investment income:
 Class A                          (46,536)                  --
 Class B                             (430)                  --
 Class C                           (1,112)                  --
 Class D                             (430)                  --
                               -----------          -----------
                                  (48,508)                  --
                               -----------          -----------
Distribution from net
  realized gains:
 Class A                         (259,563)                  --
 Class B                           (5,268)                  --
 Class C                           (5,268)                  --
 Class D                           (5,268)                  --
                               -----------          -----------
                                 (275,367)                  --
                               -----------          -----------
Net increase from fund
  share transactions
  (Note 6)                        668,649            5,282,885
                               -----------          -----------
Total increase in net
  assets                        3,060,369            6,131,273

Net Assets
Beginning of year               6,131,273                   --
                               -----------          -----------
End of year (including
  undistributed net
  investment income of $0
  and $36,497,
  respectively)                $9,191,642           $6,131,273
                               ===========          ===========
* Net realized gain for
  Federal income tax
  purposes (Note 1)            $1,940,770           $  275,486
                               ===========          ===========

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements
September 30, 1996

Note 1

State Street Research Small Capitalization Value Fund (the "Fund"), is a series of State Street Research Capital Trust (the "Trust"), which is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust was organized in November, 1988 as a successor to State Street Capital Fund, Inc., a Massachusetts corporation. The Trust consists presently of three separate funds: State Street Research Small Capitalization Value Fund, State Street Research Small Capitalization Growth Fund and State Street Research Capital Fund.

The investment objective of the Fund is to provide high total return consisting principally of capital appreciation. In seeking to achieve its investment objective, the Fund invests primarily in the equity securities of small capitalization companies which are trading at prices believed to be below the true values of such securities.

The Fund is authorized to issue four classes of shares. At the present time, only Class A shares are generally available for purchase. Class B, Class C and Class D shares are not being offered at this time. Class A shares are subject to an initial sales charge of up to 4.50% and pay an annual service fee equal to 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investments in Securities

Values for listed securities represent the last sale on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at the closing price supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations, except for certain securities that may be restricted as to public resale, which are valued in accordance with methods adopted by the Trustees. Security transactions are

State Street Research Small Capitalization Value Fund

accounted for on the trade date (date the order to buy or sell is executed), and dividends declared but not received are accrued on the ex-dividend date. Interest income is determined on the accrual basis. Realized gains and losses from security transactions are reported on the basis of identified cost of securities delivered for both financial reporting and Federal income tax purposes.

B. Federal Income Taxes

No provision for Federal income taxes is necessary since the Fund intends to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, if any, within the prescribed time periods.

C. Dividends

Dividends from net investment income, if any, are declared and paid or reinvested annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

D. Deferred Organization Costs

Certain costs incurred in the organization and registration of the Fund were capitalized and are being amortized under the straight-line method over a period of five years.

E. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.85% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. The fees of the Trustees not currently affiliated with the Adviser amounted to $11,049 during the year ended September 30, 1996.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. During the year ended September 30, 1996, the amount of such expenses was $7,786.

Note 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended September 30, 1996, the amount of such expenses assumed by the Distributor and its affiliates was $187,754.

Note 4

For the year ended September 30, 1996, exclusive of short-term investments and U.S. Government obligations, purchases and sales of securities aggregated $9,307,923 and $9,060,535, respectively.

Note 5

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended September 30, 1996, fees pursuant to such plan amounted to $7,456, $1,357 and $1,357 for Class A, Class B and Class D, respectively.

State Street Research Small Capitalization Value Fund

Note 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At September 30, 1996, the Adviser owned one share of each of Class A, Class B, Class C and Class D shares and Metropolitan owned 15,453 Class A shares, 10,968 Class B shares, 510,124 Class C shares and 10,968 Class D shares of the Fund.

Share transactions were as follows:

                                                                              February 13, 1995
                                                                                (Commencement
                                                       Year ended             of Operations) to
                                                   September 30, 1996         September 30, 1995
                                              ---------------------------- ------------------------
Class A                                          Shares        Amount        Shares      Amount
 --------------------------------------------------------------------------------------------------
Shares sold                                       32,682     $   424,234    519,451    $4,982,255
Issued upon reinvestment of:
 Distribution from net realized gains             24,487         259,562       --          --
 Dividend from net investment income                 211           2,242       --          --
Shares repurchased                              (503,526)     (5,963,085)      --          --
                                              ------------ ---------------  --------- -------------
Net increase (decrease)                         (446,146)    $(5,277,047)   519,451    $4,982,255
                                              ============ ===============  ========= =============
Class B                                       Shares       Amount          Shares    Amount
 --------------------------------------------------------------------------------------------------
Shares sold                                        --        $      --       10,493    $  100,210
Issued upon reinvestment of distribution
  from net realized gains                            498           5,265       --          --
                                              ------------ ---------------  --------- -------------
Net increase                                         498     $     5,265     10,493    $  100,210
                                              ============ ===============  ========= =============
Class C                                       Shares       Amount          Shares    Amount
 --------------------------------------------------------------------------------------------------
Shares sold                                      499,540     $ 5,929,901     10,493    $  100,210
Issued upon reinvestment of distribution
  from net realized gains                            497           5,265       --          --
                                              ------------ ---------------  --------- -------------
Net increase                                     500,037     $ 5,935,166     10,493    $  100,210
                                              ============ ===============  ========= =============
Class D                                       Shares       Amount          Shares    Amount
 --------------------------------------------------------------------------------------------------
Shares sold                                        --        $      --       10,493    $  100,210
Issued upon reinvestment of distribution
  from net realized gains                            498           5,265       --          --
                                              ------------ ---------------  --------- -------------
Net increase                                         498     $     5,265     10,493    $  100,210
                                              ============ ===============  ========= =============

State Street Research Small Capitalization Value Fund

Financial Highlights

For a share outstanding throughout each year:

                                                          Class A                                  Class B
                                         ---------------------------------------- ----------------------------------------
                                                               February 13, 1995                        February 13, 1995
                                                                 (Commencement                            (Commencement
                                               Year ended      of Operations) to       Year ended       of Operations) to
                                          September 30, 1996** September 30, 1995 September 30, 1996**  September 30, 1995
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year               $11.13              $ 9.55              $11.08               $ 9.55
Net investment income (loss)*                     (0.06)               0.07               (0.17)                0.02
Net realized and unrealized gain on
  investments                                      4.66                1.51                4.65                 1.51
Dividend from net investment income               (0.09)                 --               (0.04)                  --
Distribution from net realized gains              (0.50)                 --               (0.50)                  --
                                          --------------------  ------------------ -------------------- ------------------
Net asset value, end of year                     $15.14              $11.13              $15.02               $11.08
                                          ====================  ================== ==================== ==================
Total return                                      43.63%+             16.54%+++           42.52%+              16.02%+++
Net assets at end of year (000s)                 $1,110              $5,782                $165                 $116
Ratio of operating expenses to average
  net assets*                                      1.45%               1.45%++             2.20%                2.20%++
Ratio of net investment income (loss) to
  average net assets*                             (0.56)%              1.05%++            (1.38)%               0.32%++
Portfolio turnover rate                          124.79%              47.34%             124.79%               47.34%
Average commission rate@                         $.0174                  --              $.0174                   --
*Reflects voluntary assumption of fees
 or expenses per share in each
 year (Note 3).                                   $0.32               $0.15               $0.32                $0.15

                                                          Class C                                  Class D
                                         ---------------------------------------- ----------------------------------------
                                                               February 13, 1995                        February 13, 1995
                                                                 (Commencement                            (Commencement
                                               Year ended      of Operations) to       Year ended       of Operations) to
                                          September 30, 1996** September 30, 1995 September 30, 1996**  September 30, 1995
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year               $11.15              $ 9.55              $11.08               $ 9.55
Net investment income (loss)*                     (0.06)               0.09               (0.17)                0.02
Net realized and unrealized gain on
  investments                                      4.70                1.51                4.65                 1.51
Dividend from net investment income               (0.11)                 --               (0.04)                  --
Distribution from net realized gains              (0.50)                 --               (0.50)                  --
                                          --------------------  ------------------ -------------------- ------------------
Net asset value, end of year                     $15.18              $11.15              $15.02               $11.08
                                          ====================  ================== ==================== ==================
Total return                                      43.95%+             16.75%+++           42.52%+              16.02%+++
Net assets at end of year (000s)                 $7,752                $117                $165                 $116
Ratio of operating expenses to average
  net assets*                                      1.20%               1.20%++             2.20%                2.20%++
Ratio of net investment income (loss) to
  average net assets*                             (0.43)%              1.32%++            (1.38)%               0.32%++
Portfolio turnover rate                          124.79%              47.34%             124.79%               47.34%
Average commission rate@                         $.0174                  --              $.0174                   --
*Reflects voluntary assumption of fees
 or expenses per share in each
 year (Note 3).                                   $0.32               $0.15               $0.32                $0.15

++ Annualized.

** Per-share figures have been calculated using the average shares method.

+ Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

+++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

@ For fiscal years beginning on or after October 1, 1995, the Fund is required to disclose its average commission rate per share paid for security trades.

Report of Independent Accountants

To the Trustees of State Street Research
Capital Trust and Shareholders of
State Street Research Small Capitalization Value Fund

We have audited the accompanying statement of assets and liabilities of State Street Research Small Capitalization Value Fund, including the schedule of portfolio investments, as of September 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and the period February 13, 1995 (commencement of operations) to September 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Research Small Capitalization Value Fund as of September 30, 1996, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and the period February 13, 1995 (commencement of operations) to September 30, 1995, in conformity with generally accepted accounting principles.

                                                      Coopers & Lybrand L.L.P.
Boston, Massachusetts
November 8, 1996

State Street Research Small Capitalization Value Fund

Management's Discussion of Fund Performance

Small Capitalization Value Fund finished its first full year of performance on September 30, 1996. For the past twelve months, Class A shares of the Fund provided a total return of +43.63% (does not reflect sales charge). The Lipper Analytical Services' Small Company Growth Funds category finished up 18.40% (does not include sales charge), just behind the S&P 500 which was up 20.32% for the same time period.

The small-cap sector has been noticeably affected by consolidations and takeovers. This has impacted our portfolio, particularly the business service and metal and mining sectors, with varying results. Our increased exposure in the business service sector was due mainly to the consolidations taking place within the industry. During the past twelve months, the companies in this sector have generally produced good values and consistent cash flows.

We reduced our position in the metal and mining sector for two reasons. Some securities reached price objectives, while others didn't perform as we expected. Over the past year, approximately ten companies in the portfolio were acquired, creating a performance boost for the Fund, and providing the Fund with an increased cash position and opportunities to invest in other alternatives.

September 30, 1996

The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only. All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "D" share contingent deferred sales charges, where applicable. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. Performance results for the Fund are increased by the Distributor's voluntary reduction of Fund fees and expenses. The first figure reflects expense reduction; the second shows what results would have been without subsidization.

                      Change in Value of $10,000 Based on
                    the S&P 500 Compared to Change in Value
                        of $10,000 Invested in the Fund

                         **********line graphs*********

         Class A Shares
   Average Annual Total Return
1 Year              Life of Fund
+37.16%/+35.00%     +33.28%/+31.28%

          Small Capitalization Value Fund         S&P 500
2/13/95    9550                                   10000
9/30/95   11130                                   12425
9/30/96   15986                                   14949


         Class B Shares
   Average Annual Total Return
1 Year              Life of Fund
+37.52%/+35.26%     +34.04%/+31.55%

          Small Capitalization Value Fund         S&P 500
2/13/95   10000                                   10000
9/30/95   11602                                   12425
9/30/96   16135                                   14949


         Class C Shares
   Average Annual Total Return
1 Year              Life of Fund
+43.95%/+41.68%     +37.43%/+34.89%

          Small Capitalization Value Fund         S&P 500
2/13/95   10000                                   10000
9/30/95   11675                                   12425
9/30/96   16806                                   14949


         Class D Shares
   Average Annual Total Return
1 Year              Life of Fund
+41.52%/+39.26%     +35.56%/+33.03%

          Small Capitalization Value Fund         S&P 500
2/13/95   10000                                   10000
9/30/95   11602                                   12425
9/30/96   16535                                   14949

State Street Research Small Capitalization Value Fund

Fund Information, Officers and Trustees of State Street Research Capital
Trust

Fund Information

State Street Research
Small Capitalization
Value Fund
One Financial Center
Boston, MA 02111

Investment Adviser
State Street Research &
Management Company
One Financial Center
Boston, MA 02111

Distributor
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111

Shareholder Services
State Street Research
Shareholder Services
P.O. Box 8408
Boston, MA 02266-8408
1-800-562-0032

Custodian
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel
Mintz, Levin, Cohn, Ferris,
Glovsky and Popeo, P.C.
One Financial Center
Boston, MA 02111

Independent Accountants
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109

Officers

Ralph F. Verni
Chairman of the Board,
President and
Chief Executive Officer

Peter C. Bennett
Vice President

Jesus A. Cabrera
Vice President

Rudolph K. Kluiber
Vice President

Frederick R. Kobrick
Vice President

James M. Weiss
Vice President

Gerard P. Maus
Treasurer

Joseph W. Canavan
Assistant Treasurer

Douglas A. Romich
Assistant Treasurer

Francis J. McNamara, III
Secretary and General Counsel

Darman A. Wing
Assistant Secretary and
Assistant General Counsel

Amy L. Simmons
Assistant Secretary

Trustees

Ralph F. Verni
Chairman of the Board,
President, Chief Executive
Officer and Director,
State Street Research &
Management Company

Edward M. Lamont
Formerly in banking
(Morgan Guaranty Trust
Company of New York);
presently engaged in private
investments and civic affairs

Robert A. Lawrence
Partner, Saltonstall & Co.


ean O. Morton
Retired; formerly Executive
Vice President, Chief
Operating Officer and Director,
Hewlett-Packard Company

Thomas L. Phillips
Retired; formerly Chairman of
the Board and Chief Executive
Officer, Raytheon Company

Toby Rosenblatt
President,
The Glen Ellen Company
Vice President,
Founders Investments Ltd.

Michael S. Scott Morton
Jay W. Forrester Professor of
Management, Sloan School of
Management, Massachusetts
Institute of Technology

Jeptha H. Wade
Retired; formerly Of Counsel,
Choate, Hall & Stewart

[back cover]

State Street Research
Small Capitalization Value Fund
One Financial Center
Boston, MA 02111

Bulk Rate
U.S. Postage
PAID
Brockton, MA
Permit No. 600

Questions? Comments?
Call us at 1-800-562-0032,
or write us at:
     State Street Research
     Shareholder Services
     P.O. Box 8408
     Boston, MA 02266-8408

[tower logo] STATE STREET RESEARCH

This report is prepared for the general information of current shareholders only. It is not authorized for use as sales material with prospective investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

CONTROL NUMBER: 3510-961125(1297)SSR-LD

Cover Illustration by Dorothy Cullinan

SCV-339E-1196

[STATE STREET LOGO]

STATE STREET RESEARCH
SMALL CAPITALIZATION GROWTH FUND







ANNUAL REPORT
September 30, 1996




WHAT'S INSIDE

From the Chairman:

Strong results for the
stock market

Portfolio Manager's Review:

Solid returns for small
stocks

Fund Information
Facts and figures

Plus, Complete Portfolio Holdings and Financial Statements

[DALBAR GRAPHIC]

   For Excellence
         in
 Shareholder Service

FROM THE CHAIRMAN

To Our Shareholders:
1996 is shaping up to be another year of above-average stock market performance. Even after the healthy results for Fund investors in the past year, we think the outlook is very favorable for small-cap stocks. We believe the small-company sector of the stock market offers some of today's most appealing values.


This year has offered greater investing challenges than 1995 did, for two reasons. First, interest rates crept upward again. Higher interest rates make it more expensive for companies to operate, and stock prices often fall as a result. Second, technology stocks declined sharply on two separate occasions: the last three months of 1995 and mid-1996. Because Small Capitalization Growth Fund had smaller positions in interest-rate-sensitive and technology stocks, the Fund was largely able to shrug off these events.


For much of the past year, there were strong corporate profits, low inflation and steady-but-slow economic growth. The stock and bond markets were unduly influenced over the past few months by news on the economy, employment and what the Federal Reserve might do. Contradictions over the direction of the economy caused rallies some days and declines on others. But, again, the stock market maintained an advancing trend, with many market averages hitting record highs in October.

In closing, I would like to note that Small Capitalization Growth Fund just completed its third year, and the Fund seems to have found its stride. After a disappointing first year, the Fund has posted two consecutive years of solid performance for investors.


Thank you for investing in State Street Research Small Capitalization Growth
Fund.


Sincerely,

[Signature]

Ralph F. Verni
Chairman
October 31, 1996

1 +15.97% for Class B shares; +17.09% for Class C shares; +15.87% for Class D shares.

2 The Russell 2000 Growth Index is a commonly used measure of U.S. small-capitalization stock performance. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only. The Lipper Small Company Growth Fund category includes 350 funds and does not reflect sales charges.

3 Investment result is based on a $10,000 investment in Class A shares at the maximum sales charge of 4.5% with reinvestment of capital gain distributions and income dividends. No adjustment has been made for income taxes payable by shareholders on income dividends or capital gain distributions.


4 All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Performance for a class includes periods prior to the adoption of class designations in 1994. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. Performance prior to class designations does not reflect annual 12b-1 fees of .25% for "A" shares and 1% for "B" and "D" shares, which will reduce subsequent performance. Performance results for the Fund are increased by the Distributor's voluntary reduction of Fund fees and expenses. The first figure reflects expense reduction; the second shows what results would have been without subsidization.


5 Performance reflects maximum 4.5% "A" share front-end sales charge, or 5% "B" share or 1% "D" share contingent deferred sales charges, where applicable.

6 Cumulative total returns are not annualized, nor do they reflect sales charges, which, if reflected, would reduce performance.


Please note that the discussion throughout this shareholder report is dated as indicated and, because of possible changes in viewpoint, data and transactions, should not be relied upon as being current thereafter.

Fund Information (all data are for periods ended September 30, 1996)

Total value of $10,000 invested at Fund's inception(3)
(Class A shares, at maximum applicable sales charge)

[DATA FOR MOUNTAIN CHART]

10/93  9550
12/93  9430
3/94   9040
6/94   8040
9/94   8560
12/94  8080
3/95   8230
6/95   8760
9/95   9690
12/95  9400
3/96   9830
6/96   11050
9/96   11330


SEC Average Annual Total Returns for periods ended September 30, 1996(4,5) (at maximum applicable sales charge)

            Life of Fund
               (since
              10/4/93)        1 year
---------- -------------- --------------
Class A    +4.26%/+3.75%  +11.66%/+11.22%
---------- -------------- --------------
Class B    +4.27%/+3.74%  +10.97%/+10.50%
---------- -------------- --------------
Class C    +6.22%/+5.67%  +17.09%/+16.63%
---------- -------------- --------------
Class D    +5.15%/+4.63%  +14.87%/+14.40%
---------- -------------- --------------

Cumulative Total Returns
(do not reflect sales charge)(4,6)

             Life of Fund
            (since 10/4/93)      1 year
----------  --------------- ----------------
Class A    +18.64%/+16.90%  +16.92%/+16.46%
----------  --------------- ----------------
Class B    +16.34%/+14.62%  +15.97%/+15.50%
----------  --------------- ----------------
Class C    +19.79%/+17.96%  +17.09%/+16.63%
----------  --------------- ----------------
Class D    +16.23%/+14.51%  +15.87%/+15.40%
----------  --------------- ----------------

Top 5 Industry Positions
(by percentage of net assets)

Computer software & service 14.0%
Hospital supply             12.1%
Business service            10.1%
Retail                       6.2%
Oil                          5.0%
Total:                      47.4%

PORTFOLIO MANAGER'S REVIEW

The past year was favorable for State Street Research Small Capitalization Growth Fund. Class A shares of the Fund provided a total return of +16.92% (does not reflect sales charges) for the 12 months ended September 30, 1996.(1) The Russell 2000 Growth Index, a benchmark for small-cap stock performance, provided a return of +12.61% over the same time period.(2) Small Capitalization Growth Fund underperformed the +18.40% average return for the Lipper
Analytical Services Small Company Growth Fund category, however, because of a decline in late 1995.(2) Through the first nine months of 1996, however, the Fund outperformed its Lipper category.

Management Approach
State Street Research uses a research-driven investment process that we believe is particularly well suited to small-company stocks. Using the resources of our team of in-house research analysts, we consider a wide range of factors when selecting small-company stocks: earnings growth, cash flow, competitive position, management and business strategy, and new and innovative products and services.

We also diversify the Fund extensively, holding approximately 120 small-company stocks at the end of September. If you look through the Fund's investment portfolio (it begins on page 3), you will undoubtedly see names you don't recognize. Small-company stocks are seldom household names, but our hope is that they will become tomorrow's success stories.

Current Strategy
There is a widely held belief that small-company stock funds tend to emphasize investments in "high-flying" technology stocks. That's not the case with State Street Research Small Capitalization Growth Fund. In fact, we have been underweighted in technology stocks because they haven't offered attractive enough values. This underweighting paid off, as technology stocks experienced two significant declines in the past 12 months.

We've found consumer stocks to offer a better outlook and value. Collectively, consumer stocks, in industries including retail, recreation, business services and others, total more than 43% of the portfolio. In particular, we have looked for stocks that are not directly affected by the level of consumer spending. An example is the Fund's largest holding, Atlas Air (1.9% of net assets), which specializes in highly efficient and cost-effective cargo transportation between airports.

Energy stocks have had a dynamic impact on Small Capitalization Growth Fund's performance. Generally, we have invested in oil and gas exploration and production companies that combine attractive valuations and high growth rates. Our largest energy holding is Nuevo Energy (1.7% of net assets), an independent oil and gas exploration firm whose strength is identifying new producing properties. The long-term supply of oil and gas is low compared to long-term demand, plus technological advances are helping these companies produce more cheaply.

September 30, 1996

Positive Outlook
We believe the outlook for small-company stocks remains positive. Small stocks are attractively valued in light of their growth prospects. Plus, they should continue to benefit from the current moderate growth, low inflation environment. We will continue to sort through the thousands of small-company stocks in the market, selecting the ones we believe offer the best growth potential for our investors.

Top 10 Stock Positions
(by percentage of net assets)

1  Atlas Air Air cargo company 1.9%

2  Global DirectMail Direct mail marketer 1.9%

3  Nuevo Energy Oil and gas exploration firm 1.7%

4  NAC Re Reinsurance company 1.6%

5  HA-LO Industries Specialty advertising firm 1.6%

6  Biovail Health care company 1.6%

7  US Filter Industrial product supplier 1.5%

8  Cambrex Chemical company 1.4%

9  Personnel Group of America Temporary service provider 1.4%

10  Tel-Save Holdings Telecommunications company 1.4%

These securities represent an aggregate of 16.0% of the portfolio. Because of active management, there is no guarantee that the Fund currently invests, or will continue to invest, in the securities listed in this table or in the text above.

Best and Worst Contributors to Performance

(October 1, 1995 through September 30, 1996)

Best [arrow up]

Global DirectMail

Saw continued earnings/revenue growth due to industry growth and consolidation.

SystemSoft
Enjoyed explosive earnings and revenue growth from new product.

Swift Energy
Benefited from strong increase in reserve base and higher oil prices.

Worst [arrow down]

Softkey International
Weak earnings hurt CD-ROM maker.

Hyperion Software
Competitive pressures caused revenue and earnings declines.

Intersolv
Software company suffered from earnings disappointment.

STATE STREET RESEARCH SMALL CAPITALIZATION GROWTH FUND
INVESTMENT PORTFOLIO
September 30, 1996

                                                            Value
                                               Shares      (Note 1)
 ------------------------------------------------------  -----------
COMMON STOCKS 89.5%
Basic Industries 6.9%
Chemical 2.3%
Cambrex Corp.                                  25,750    $  872,281
General Chemical Group Inc.                    26,900       534,638
                                                         -----------
                                                          1,406,919
                                                         -----------
Forest Product 0.7%
Buckeye Cellulose Corp.*                       15,900       413,400
                                                         -----------
Machinery 1.4%
US Filter Corp.*                               26,400       900,900
                                                         -----------
Metal & Mining 2.2%
Carbide / Graphite Group Inc.*                 22,300       409,763
Oregon Metallurgical Corp.*                    10,100       328,250
Wyman-Gordon Co.*                              26,100       597,037
                                                         -----------
                                                          1,335,050
                                                         -----------
Railroad 0.3%
Genesee & Wyoming Inc. Cl. A*                   6,400       174,400
                                                         -----------
Total Basic Industries                                    4,230,669
                                                         -----------
Consumer Cyclical 15.5%
Airline 1.9%
Atlas Air Inc.*                                27,500     1,175,625
                                                         -----------
Automotive 0.9%
Dura Automotive Systems Inc. Cl. A*             1,100        20,488
Lear Corp.*                                    15,200       501,600
                                                         -----------
                                                            522,088
                                                         -----------
Hotel & Restaurant 1.8%
Outback Steakhouse Inc.*                        7,950       191,794
Primadonna Resorts Inc.*                       25,200       459,900
Station Casinos Inc.*                          38,000       456,000
                                                         -----------
                                                          1,107,694
                                                         -----------
Recreation 4.2%
American Radio Systems Corp. Cl. A*            14,700       547,575
Anchor Gaming*                                  7,000       435,750
Argyle Television Inc. Cl. A*                  11,900       334,687
Cox Radio Inc. Cl. A*                           2,400        52,800
EZ Communications Inc.*                         4,200       184,800
Lewis Galoob Toys Inc.*                        11,600       339,300
Ortel Corp.*                                   14,700       352,800
Silver King Communications Inc.*               13,500       317,250
                                                         -----------
                                                          2,564,962
                                                         -----------
Retail Trade 6.2%
Abercrombie & Fitch Co. Cl. A*                  2,000    $   49,000
CUC International Inc.*                        18,007       718,029
Global DirectMail Corp.*                       24,100     1,150,775
Gymboree Corp.*                                10,000       303,750
Loehmann's, Inc.*                              17,500       469,219
MSC Industrial Direct Inc. Cl. A*               9,200       327,750
Renters Choice Inc.*                           15,700       294,375
Viking Office Products Inc.*                   16,200       486,000
                                                         -----------
                                                          3,798,898
                                                         -----------
Textile & Apparel 0.5%
Authentic Fitness Corp.                        27,600       338,100
                                                         -----------
Total Consumer Cyclical                                   9,507,367
                                                         -----------
Consumer Staple 28.1%
Business Service 10.1%
American Pad & Paper Co.*                      28,000       595,000
ATC Communications Group Inc.*                 37,200       651,000
Career Horizons Inc.*                          12,700       493,712
Carriage Services Inc. Cl. A*                  32,000       616,000
Commodore Applied Technologies Inc.*           33,300       220,613
Commodore Applied Technologies Inc. Wts.*      33,300        58,275
HA-LO Industries, Inc.*                        33,250       964,250
National Media Corp.*                          18,000       267,750
Personnel Group of America Inc.*               33,100       860,600
PIA Merchandising Services Inc.*                8,400       107,100
Right Management Consultants Inc.*              9,350       226,738
Strategic Distribution Inc.*                   64,900       328,556
Technology Solutions Co.*                      23,400       816,075
                                                         -----------
                                                          6,205,669
                                                         -----------
Drug 2.0%
Biovail Corp. International*                   26,700       954,525
CytoTherapeutics, Inc.*                        34,600       294,100
                                                         -----------
                                                          1,248,625
                                                         -----------
Hospital Supply 12.1%
American Medical Response, Inc.*               16,800       604,800
Atria Communities Inc.*                        39,200       490,000
Cytyc Corp.*                                    6,500        97,500
General Surgical Innovations Inc.*             14,000       154,000
Genesis Health Ventures Inc.*                  23,200       652,500
Healthdyne Technologies Inc.*                  60,500       506,687
Imagyn Medical Inc.*                           49,900       536,425
Karrington Health Inc.*                        22,400       291,200
Lincare Holdings Inc.*                         19,200       768,000
Mariner Health Group Inc.*                     29,100       447,413

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH SMALL CAPITALIZATION GROWTH FUND


                                                            Value
                                                Shares    (Note 1)
 ------------------------------------------------------  -----------
Hospital Supply (cont'd)
MIM Corp.*                                      36,800   $   533,600
Physio-Control International Corp.*             16,500       416,625
Respironics Inc.*                               20,000       485,000
Rotech Medical Corp.*                           24,200       399,300
Rural / Metro Corp.*                            11,300       412,450
Ultra-Fem Inc.*                                 27,200       629,000
                                                         -----------
                                                           7,424,500
                                                         -----------
Personal Care 1.0%
Gargoyles Inc.*                                    500        10,625
U.S.A. Detergents Inc.*                         14,300       568,425
                                                         -----------
                                                             579,050
                                                         -----------
Printing & Publishing 1.9%
Heritage Media Corp. Cl. A*                     22,400       422,800
Providence Journal Co. Cl. A*                   24,100       707,937
                                                         -----------
                                                           1,130,737
                                                         -----------
Tobacco 1.0%
Schweitzer-Mauduit International Inc.           18,000       603,000
                                                         -----------
Total Consumer Staple                                     17,191,581
                                                         -----------
Energy 5.9%
Oil 5.0%
Abacan Resources Corp.*                        101,000       694,375
Global Natural Resources Inc.*                  29,000       503,875
Nuevo Energy Co.*                               25,900     1,052,187
Plains Resources Inc.*                          20,600       285,825
Ranger Oil Ltd.*                                65,100       488,250
                                                         -----------
                                                           3,024,512
                                                         -----------
Oil Service 0.9%
Atwood Oceanics Inc.*                            4,200       184,800
Dreco Energy Services Ltd. Cl. A*               15,500       377,813
                                                         -----------
                                                             562,613
                                                         -----------
Total Energy                                               3,587,125
                                                         -----------
Finance 6.6%
Bank 0.3%
Bank United Corp. Cl. A*                         6,800       169,150
                                                         -----------
Financial Service 2.0%
Alex Brown Inc.                                  8,100       468,787
CMAC Investment Corp.*                           7,400       469,900
RAC Financial Group Inc.*                        7,300       333,063
                                                         -----------
                                                           1,271,750
                                                         -----------
Insurance 4.3%
American Travellers Corp.*                      13,650   $   452,156
Delphi Financial Group Inc.*                    12,600       352,800
Executive Risk Inc.*                             8,000       308,000
Mutual Risk Management Ltd.                     18,666       541,314
NAC Re Corp.                                    27,100       975,600
                                                         -----------
                                                           2,629,870
                                                         -----------
Total Finance                                              4,070,770
                                                         -----------
Science & Technology 21.0%
Computer Software & Service 14.0%
ACT Networks Inc.*                               9,600       268,800
Applied Graphics Technologies, Inc.*            21,500       319,813
Avant! Corp.*                                   18,100       543,000
Cerner Corp.*                                   24,400       378,200
Datastream Systems Inc.*                         9,700       293,425
Desktop Data Inc.*                              11,800       342,200
Diana Corp.*                                     7,875       322,875
Integrated Measurement Systems Inc.*            25,900       427,350
Manugistics Group Inc.*                          7,400       297,850
National Processing Inc.*                       37,000       721,500
Object Design Inc.*                             30,500       491,812
Optical Data Systems Inc.*                      31,800       540,600
Planning Sciences International PLC ADR*        10,900       160,775
Siebel Systems Inc.*                             5,200       216,450
Software 2000 Inc.*                             37,000       360,750
SPSS Inc.*                                      18,100       502,275
SystemSoft Corp.*                               16,100       551,425
Ultratech Stepper Inc.*                         22,500       424,687
Vantive Corp.*                                   1,300        84,175
VideoServer Inc.*                               18,900       656,775
Wang Laboratories Inc.*                         34,300       668,850
                                                         -----------
                                                           8,573,587
                                                         -----------
Electronic Components 4.5%
Augat Inc.                                      21,700       461,125
DuPont Photomasks Inc.*                         13,200       369,600
Encad Inc.*                                     11,600       485,750
VLSI Technology Inc.*                           35,700       580,125
Xicor Inc.*                                     27,300       317,363
Zebra Technologies Corp. Cl. A*                 22,200       568,875
                                                         -----------
                                                           2,782,838
                                                         -----------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH SMALL CAPITALIZATION GROWTH FUND
INVESTMENT PORTFOLIO (cont'd)

                                                            Value
                                              Shares      (Note 1)
 ------------------------------------------------------  -----------
Electronic Equipment 1.0%
Advanced Fibre Communications, Inc.*             400     $    10,000
Berg Electronics Corp.*                       21,300         580,425
                                                        --------------
                                                             590,425
                                                        --------------
Office Equipment 1.5%
FileNet Corp.*                                26,600         678,300
HMT Technology Corp.*                         12,200         265,350
                                                        --------------
                                                             943,650
                                                        --------------
Total Science & Technology                                12,890,500
                                                        --------------
Utility 5.5%
Natural Gas 0.8%
KCS Energy Inc.                               12,900         459,562
                                                        --------------
Telephone 4.7%
Allen Group Inc.                              25,800         477,300
Geotek Communications Inc.*                   63,000         527,625
LCC International Inc. Cl. A*                 15,000         273,750
Midcom Communications Inc.*                   18,000         247,500
Tel-Save Holdings Inc.*                       29,500         848,125
Trescom International Inc.*                   40,200         522,600
                                                        --------------
                                                           2,896,900
                                                        --------------
Total Utility                                              3,356,462
                                                        --------------
Total Common Stocks (Cost $45,857,378)                    54,834,474
                                                        --------------

                                   Principal     Maturity
                                     Amount        Date
 -------------------------------- ------------ -------------  -------------
SHORT-TERM OBLIGATIONS 9.2%
American Express Credit Corp.,
  5.00%                            $  399,000   10/02/1996        399,000
Chevron Oil Finance Co., 5.28%      2,724,000   10/02/1996      2,724,000
Ford Motor Credit Co., 5.36%        2,487,000   10/04/1996      2,487,000
                                                              -------------
Total Short-Term Obligations (Cost $5,610,000)                  5,610,000
                                                              -------------
Total Investments (Cost $51,467,378)--98.7%                    60,444,474
Cash and Other Assets, Less Liabilities--1.3%                     815,337
                                                              -------------
Net Assets--100.0%                                            $61,259,811
                                                              =============

Federal Income Tax Information:
At September 30, 1996, the net unrealized
  appreciation of investments based on cost
  for Federal income tax purposes of
  $51,475,689 was as follows:
Aggregate gross unrealized appreciation for
  all investments in which there is an excess
  of value over tax cost                       $12,408,345
Aggregate gross unrealized depreciation for
  all investments in which there is an excess
  of tax cost over value                        (3,439,560)
                                              --------------
                                               $ 8,968,785
                                              ==============


* Nonincome-producing securities

ADR stands for American Depository Receipt, representing ownership of foreign securities.


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH SMALL CAPITALIZATION GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
September 30, 1996

Assets
Investments, at value (Cost $51,467,378) (Note 1)         $60,444,474
Cash                                                              637
Receivable for securities sold                              2,203,549
Dividends and interest receivable                               7,438
Receivable from Distributor (Note 3)                            3,892
Deferred organization costs and other assets (Note 1)          13,139
                                                          ------------
                                                           62,673,129
Liabilities
Payable for securities purchased                            1,104,607
Payable for fund shares redeemed                              111,396
Accrued transfer agent and shareholder services (Note 2)       64,079
Accrued management fee (Note 2)                                34,767
Accrued distribution and service fees (Note 5)                 25,184
Accrued trustees' fees (Note 2)                                11,017
Other accrued expenses                                         62,268
                                                          ------------
                                                            1,413,318
                                                          ------------
Net Assets                                                $61,259,811
                                                          ============
Net Assets consist of:
 Unrealized appreciation of investments                   $ 8,977,096
 Accumulated net realized gain                              4,184,442
 Shares of beneficial interest                             48,098,273
                                                          ------------
                                                          $61,259,811
                                                          ============
Net Asset Value and redemption price per share of Class
  A shares ($19,790,701 / 1,747,342 shares of beneficial
  interest)                                                    $11.33
                                                          ============
Maximum Offering Price per share of Class A shares
  ($11.33 / .955)                                              $11.86
                                                          ============
Net Asset Value and offering price per share of
  Class B shares ($23,655,788 / 2,129,754 shares of
  beneficial interest)*                                        $11.11
                                                          ============
Net Asset Value, offering price and redemption price per
  share of Class C shares ($13,310,681 / 1,163,690
  shares of beneficial interest)                               $11.44
                                                          ============
Net Asset Value and offering price per share of
  Class D shares ($4,502,641 / 405,535 shares
  of beneficial interest)*                                     $11.10
                                                          ============


   * Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended September 30, 1996

Investment Income
Interest                                               $   158,590
Dividends, net of foreign taxes of $1,429                   72,828
                                                       -------------
                                                           231,418
Expenses
Management fee (Note 2)                                    443,318
Transfer agent and shareholder services (Note 2)           187,322
Custodian fee                                              116,800
Reports to shareholders                                     59,081
Service fee-Class A (Note 5)                                47,741
Distribution and service fees-Class B (Note 5)             231,925
Distribution and service fees-Class D (Note 5)              51,143
Registration fees                                           20,997
Audit fee                                                   19,441
Trustees' fees (Note 2)                                     15,525
Legal fees                                                   3,230
Amortization of organization costs (Note 1)                  6,555
Miscellaneous                                               11,243
                                                       -------------
                                                         1,214,321
Expenses borne by the Distributor (Note 3)                (233,264)
                                                       -------------
                                                           981,057
                                                       -------------
Net investment loss                                       (749,639)
                                                       -------------
Realized and Unrealized Gain (Loss)
  on Investments
Net realized gain on investments (Notes 1 and 3)        11,088,837
Net unrealized depreciation of investments              (2,000,953)
                                                       -------------
Net gain on investments                                  9,087,884
                                                       -------------
Net increase in net assets resulting from
  operations                                           $ 8,338,245
                                                       =============


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH SMALL CAPITALIZATION GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

                                   Year ended September 30
                                 ---------------------------
                                     1996          1995
 ------------------------------- -------------  -------------
Increase (Decrease) in Net Assets
Operations:
Net investment loss              $   (749,639)  $  (872,119)
Net realized gain (loss) on
  investments*                     11,088,837    (3,364,808)
Net unrealized appreciation
  (depreciation) of investments    (2,000,953)   11,482,443
                                 -------------  -------------
Net increase resulting from
  operations                        8,338,245     7,245,516
                                 -------------  -------------
Net decrease from fund share
  transactions (Note 6)           (14,818,177)   (7,844,245)
                                 -------------  -------------
Total decrease in net assets       (6,479,932)     (598,729)

Net Assets
Beginning of year                  67,739,743    68,338,472
                                 -------------  -------------
End of year                      $ 61,259,811   $67,739,743
                                 =============  =============
* Net realized gain (loss) for
  Federal income tax purposes
  (Note 1)                       $  7,630,937   $(2,682,827)
                                 =============  =============


The accompanying notes are an integral part of the financial statements.


NOTES TO FINANCIAL STATEMENTS
September 30, 1996

Note 1

   State Street Research Small Capitalization Growth Fund (the "Fund"), is a series of State Street Research Capital Trust (the "Trust"), which is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust was organized in November, 1988 as a successor to State Street Capital Fund, Inc., a Massachusetts corporation. The Trust consists presently of three separate funds: State Street Research Small Capitalization Growth Fund, State Street Research Capital Fund and State Street Research Small Capitalization Value Fund.

   The investment objective of the Fund is to provide growth of capital. In seeking to achieve its investment objective, the Fund invests primarily in the equity securities of emerging growth and small capitalization companies.

   The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and pay an annual service fee equal to 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

   The following significant policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investments in Securities
Values for listed securities represent the last sale on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at the closing price supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations, except for certain securities that may be restricted as to public resale, which are valued in accordance with methods adopted by the Trustees. Security transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends declared but not received are accrued on the ex-dividend date. Interest income is determined on the accrual basis. Realized gains and losses from security transactions are reported on the basis of identified cost of securities delivered for both financial reporting and Federal income tax purposes.

STATE STREET RESEARCH SMALL CAPITALIZATION GROWTH FUND

B. Federal Income Taxes
No provision for Federal income taxes is necessary since the Fund intends to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, if any, within the prescribed time periods.


In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the Fund is required to measure and distribute annually, if necessary, net capital gains realized during a twelve-month period ending October 31. In this connection, the Fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 1994 through September 30, 1995, the Fund incurred net capital losses of $3,462,622 and has deferred and treated such losses as arising in the fiscal year ended September 30, 1996.


C. Dividends
Dividends from net investment income, if any, are declared and paid or reinvested annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

D. Deferred Organization Costs
Certain costs incurred in the organization and registration of the Fund were capitalized and are being amortized under the straight-line method over a period of five years.

E. Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees equal to 1/16 of 1% (3/4 of 1% on an annual basis) of average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. The fees of the Trustees not currently affiliated with the Adviser amounted to $15,525 during the year ended September 30, 1996.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended September 30, 1996, the amount of such shareholder servicing and account maintenance expenses was $55,149.

Note 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended September 30, 1996, the amount of such expenses assumed by the Distributor and its affiliates was $233,264.

Note 4


For the year ended September 30, 1996, exclusive of short-term investments and U.S. Government obligations, purchases and sales of securities aggregated $88,838,934 and $107,714,541, respectively.

Note 5


The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended September 30, 1996, fees pursuant to such plan amounted to $47,741, $231,925 and $51,143 for Class A, Class B and Class D, respectively.


The Fund has been informed that the Distributor and MetLife
Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $2,120 and $8,348, respectively, on sales of Class A shares of the Fund during the year ended September 30, 1996, and that MetLife Securities, Inc. earned commissions aggregating $7,991 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges aggregating $81,122 and $264 on redemptions of Class B and Class D shares, respectively, during the same period.

STATE STREET RESEARCH SMALL CAPITALIZATION GROWTH FUND
NOTES (cont'd)

Note 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At September 30, 1996, the Adviser owned one Class C share of the Fund.

Share transactions were as follows:

                                         Year ended September 30
                           ---------------------------------------------------
                                      1996                      1995
                           -------------------------  -------------------------
Class A                       Shares       Amount       Shares       Amount
-------------------------- ------------ ------------ ------------  ------------
Shares sold                   163,674    $ 1,606,790     585,876   $ 4,916,956
Shares redeemed              (632,394)    (6,137,327)   (937,567)   (7,864,550)
                           ------------ ------------ ------------  ------------
Net decrease                 (468,720)   $(4,530,537)   (351,691)  $(2,947,594)
                           ============ ============ ============  ============
Class B                       Shares       Amount      Shares        Amount
-------------------------- ------------ ------------ ------------  ------------
Shares sold                    84,647    $   831,719     477,595   $ 3,977,732
Shares redeemed              (721,298)    (6,831,042) (1,148,744)   (9,420,297)
                           ------------ ------------ ------------  ------------
Net decrease                 (636,651)   $(5,999,323)   (671,149)  $(5,442,565)
                           ============ ============ ============  ============
Class C                       Shares       Amount       Shares       Amount
-------------------------- ------------ ------------ ------------  ------------
Shares sold                   490,032    $ 5,072,988     836,117   $ 7,366,455
Shares redeemed              (593,777)    (5,912,012)   (386,614)   (3,415,989)
                           ------------ ------------ ------------  ------------
Net increase (decrease)      (103,745)   $  (839,024)    449,503   $ 3,950,466
                           ============ ============ ============  ============
Class D                       Shares       Amount       Shares       Amount
-------------------------- ------------ ------------ ------------  ------------
Shares sold                    14,475    $   143,867      85,008   $   686,924
Shares redeemed              (380,626)    (3,593,160)   (490,937)   (4,091,476)
                           ------------ ------------ ------------  ------------
Net decrease                 (366,151)   $(3,449,293)   (405,929)  $(3,404,552)
                           ============ ============ ============  ============

STATE STREET RESEARCH SMALL CAPITALIZATION GROWTH FUND
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

                                            Class A                                Class B
                            --------------------------------------  --------------------------------------
                                    Year ended September 30                Year ended September 30
                            --------------------------------------  --------------------------------------
                              1996****     1995****      1994**      1996****     1995****       1994**
--------------------------- ------------ ------------ ------------ ------------ ------------  ------------
Net asset value, beginning
  of year                      $  9.69      $  8.56      $  9.45      $  9.58      $  8.52      $  9.45
Net investment loss*             (0.09)       (0.08)       (0.02)       (0.17)       (0.14)       (0.06)
Net realized and unrealized
  gain (loss) on
  investments                     1.73         1.21        (0.87)        1.70         1.20        (0.87)
                            ------------ ------------ ------------ ------------ ------------  ------------
Net asset value, end of
  year                         $ 11.33      $  9.69      $  8.56      $ 11.11      $  9.58      $  8.52
                            ============ ============ ============ ============ ============  ============
Total return                     16.92%+      13.20%+      (9.42)%+++   15.97%+      12.44%+      (9.84)%+++
Net assets at end of year
  (000s)                       $19,791      $21,480      $21,986      $23,656      $26,489      $29,287
Ratio of operating expenses
  to average net assets*          1.35%        1.35%        1.35%++      2.10%        2.10%        2.10%++
Ratio of net investment
  loss to average net
  assets*                        (0.96)%      (0.93)%      (0.58)%++    (1.71)%      (1.67)%      (1.32)%++
Portfolio turnover rate         155.85%      178.60%       83.61%      155.85%      178.60%       83.61%
Average commission rate@       $ .0159           --           --      $ .0159           --           --
*Reflects voluntary
  assumption of fees or
  expenses per share in
  each year (Note 3).          $  0.04      $  0.06      $  0.02      $  0.04      $  0.06      $  0.02

                                            Class C                                Class D
                            --------------------------------------  --------------------------------------
                                    Year ended September 30                Year ended September 30
                            --------------------------------------  --------------------------------------
                              1996****     1995****     1994***      1996****     1995****       1994**
--------------------------- ------------ ------------ ------------ ------------ ------------  ------------
Net asset value, beginning
  of year                      $  9.77      $  8.60      $ 9.55       $  9.58      $  8.52      $  9.45
Net investment loss*             (0.07)       (0.06)      (0.06)        (0.16)       (0.14)       (0.06)
Net realized and unrealized
  gain (loss) on
  investments                     1.74         1.23       (0.89)         1.68         1.20        (0.87)
                            ------------ ------------ ------------ ------------ ------------  ------------
Net asset value, end of
  year                         $ 11.44      $  9.77      $ 8.60       $ 11.10      $  9.58      $  8.52
                            ============ ============ ============ ============ ============  ============
Total return                     17.09%+      13.60%+     (9.95)%+++    15.87%+      12.44%+      (9.84)%+++
Net assets at end of year
  (000s)                       $13,311      $12,380      $7,033       $ 4,503      $ 7,391      $10,032
Ratio of operating expenses
  to average net assets*          1.10%        1.10%       1.10%++       2.10%        2.10%        2.10%++
Ratio of net investment
  loss to average net
  assets*                        (0.71)%      (0.71)%     (0.68)%++     (1.71)%      (1.67)%      (1.32)%++
Portfolio turnover rate         155.85%      178.60%      83.61%       155.85%      178.60%       83.61%
Average commission rate@       $ .0159           --          --       $ .0159           --           --
*Reflects voluntary
  assumption of fees or
  expenses per share in
  each year (Note 3).          $  0.04      $  0.06      $ 0.04       $  0.04      $  0.06      $  0.02


++  Annualized.
+ Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
+++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

** February 1, 1994 (commencement of share class designations) to September 30, 1994.

*** October 4, 1993 (commencement of operations) to September 30, 1994.


****Per-share figures have been calculated using the average shares method.


@ For fiscal years beginning on or after October 1, 1995, the Fund is required to disclose its average commission rate per share paid for security trades.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of State Street Research
Capital Trust and Shareholders of
State Street Research Small Capitalization Growth Fund

We have audited the accompanying statement of assets and liabilities of State Street Research Small Capitalization Growth Fund, including the schedule of portfolio investments, as of September 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express and opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require than we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Research Small Capitalization Growth Fund as of September 30, 1996, the results of its operations for the year then ended, the changes in its net asset for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                       Coopers & Lybrand L.L.P.

Boston, Massachusetts
November 8, 1996

STATE STREET RESEARCH SMALL CAPITALIZATION GROWTH FUND
MANAGEMENTS DISCUSSION OF FUND PERFORMANCE


The past year was good for State Street Research Small Capitalization Growth Fund. The Fund outperformed the Russell 2000 Growth Index, a benchmark for small-cap stock performance, for the 12 months ended September 30, 1996. Small Capitalization Growth Fund underperformed the average return for the Lipper Analytical Services Small Company Growth Fund category.

Small Capitalization Growth Fund was underweighted in technology stocks in the past year, which helped Fund performance, as technology stocks experienced two significant declines in the past 12 months.

Collectively, consumer stocks, in industries including retail, recreation, business services and others, totaled more than 43% of the portfolio. These sectors offered good value.

Energy stocks had a strong impact on Small Capitalization Growth Fund's performance. Generally, the Fund invested in oil and gas exploration and production companies with rapidly accelerating cash flow. The long-term supply of oil and gas is low compared to long-term demand, plus technological advances are helping these companies produce more cheaply. Energy stocks, which are not widely followed by Wall Street, have offered a combination of attractive valuations and high growth rates.


September 30, 1996

The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded stocks and is a commonly used measure of U.S. stock market performance. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only. All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Performance for a class includes periods prior to the adoption of class designations in 1994. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. Performance prior to class designations does not reflect annual 12b-1 fees of .25% for "A" shares and 1% for "B" and "D" shares, which will reduce subsequent performance. Performance reflects maximum 4.5% "A" share front-end sales charge, or 5% "B" share or 1% "D" share contingent deferred sales charges. The first figure reflects expense reduction; the second shows what results would have been without subsidization.


  Change In Value Of $10,000 Based on the S&P 500 Compared to Change In Value
            Of $10,000 Invested In Small Capitalization Growth Fund

[DATA FOR LINE CHARTS]

Class A Shares

  Average Annual Total Return
     1 Year        Life of Fund
+11.66%/+11.22%   +4.26%/+3.75%

10/4/93  9550     10000
9/30/94  8560     10368
9/30/95  9690     13448
9/30/96  11330    16181

Class B Shares

  Average Annual Total Return
     1 Year        Life of Fund
+10.97%/+10.50%   +4.27%/+3.74%

10/4/93  10000    10000
9/30/94  8921     10368
9/30/95  9631     13448
9/30/96  11334    16181

Class C Shares

  Average Annual Total Return
     1 Year        Life of Fund
+17.09%/+16.63%   +6.22%/+5.67%

10/4/93  10000    10000
9/30/94  9005     10368
9/30/95  10230    13448
9/30/96  11979    16181

Class D Shares

  Average Annual Total Return
     1 Year        Life of Fund
+14.87%/+14.40%   +5.15%/+4.63%

10/4/93  10000    10000
9/30/94  8921     10368
9/30/95  10031    13448
9/30/96  11623    16181

STATE STREET RESEARCH SMALL CAPITALIZATION GROWTH FUND
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH CAPITAL TRUST

Fund Information

State Street Research
Small Capitalization
Growth Fund
One Financial Center
Boston, MA 02111

Investment Adviser
State Street Research &
Management Company
One Financial Center
Boston, MA 02111

Distributor
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111

Shareholder Services
State Street Research
Shareholder Services
P.O. Box 8408
Boston, MA 02266-8408
1-800-562-0032

Custodian
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel
Mintz, Levin, Cohn, Ferris,
Glovsky and Popeo, P.C.
One Financial Center
Boston, MA 02111

Independent Accountants
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109

Officers

Ralph F. Verni
Chairman of the Board,
President and
Chief Executive Officer

Peter C. Bennett
Vice President

Jesus A. Cabrera
Vice President

Rudolph K. Kluiber
Vice President

Frederick R. Kobrick
Vice President

James M. Weiss
Vice President

Gerard P. Maus
Treasurer

Joseph W. Canavan
Assistant Treasurer

Douglas A. Romich
Assistant Treasurer

Francis J. McNamara, III
Secretary and General Counsel

Darman A. Wing
Assistant Secretary and
Assistant General Counsel

Amy L. Simmons
Assistant Secretary

Trustees

Ralph F. Verni
Chairman of the Board,
President, Chief Executive
Officer and Director,
State Street Research &
Management Company

Edward M. Lamont
Formerly in banking
(Morgan Guaranty Trust
Company of New York);
presently engaged in private
investments and civic affairs

Robert A. Lawrence
Partner, Saltonstall & Co.

Dean O. Morton
Retired; formerly Executive
Vice President, Chief
Operating Officer and Director,
Hewlett-Packard Company

Thomas L. Phillips
Retired; formerly Chairman of
the Board and Chief Executive
Officer, Raytheon Company

Toby Rosenblatt
President,
The Glen Ellen Company
Vice President,
Founders Investments Ltd.

Michael S. Scott Morton
Jay W. Forrester Professor of
Management, Sloan School of
Management, Massachusetts Institute of Technology

Jeptha H. Wade
Retired; formerly Of Counsel, Choate, Hall & Stewart

State Street Research
Small Capitalization Growth Fund
One Financial Center
Boston, MA 02111


                                                                       Bulk Rate
                                                                    U.S. Postage
                                                                            PAID
                                                                    Brockton, MA
                                                                  Permit No. 600



Questions? Comments?
Call us at 1-800-562-0032,
or write us at:
     State Street Research
     Shareholder Services
     P.O. Box 8408
     Boston, MA 02266-8408

[STATE STREET LOGO]

This report is prepared for the general information of current shareholders only. It is not authorized for use as sales material with prospective investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide

CONTROL NUMBER: 3508-961125(1297)SSR-LD

Cover Illustration by Dorothy Cullinan                    SCG-085E-1196

[cover]

[State Street Research logo]

State Street Research
Capital Fund

Annual Report
September 30, 1996

[graphic--person climbing toward stars]

What's Inside

From the Chairman
1996: A more challenging
investment environment

Portfolio Manager's Review
Long-term performance
on track

Fund Information
Facts and Figures

Plus, Complete Portfolio Holdings
and Financial Statements


                                 [Dalbar logo]
                                    Quality
                                 Tested Service
                                      1995

                                     Dalbar
                              Honors Commitment To:
                                   Investors

                                 For Excellence
                                       in
                              Shareholder Service

From the Chairman

To Our Shareholders:

[Photo of Ralph F. Verni]


1996 is shaping up to be another year of above-average stock market performance. State Street Research Capital Fund portfolio manager Fred Kobrick and I think the outlook for emerging growth and small- and medium-cap stocks is favorable going forward. And compared to larger stocks, small- and medium-cap stocks offer some of the most compelling values.


This year has offered more investing challenges than 1995 did for two reasons. First, interest rates crept upward again. Higher interest rates make it more expensive for companies to operate, and stock prices often fall as a result. Second, on two separate occasions, we saw sharp declines-- corrections--that primarily affected smaller stocks like the ones Capital Fund invests in.

For much of the past year, there were strong corporate profits, low inflation and steady-but-slow economic growth. The stock and bond markets were unduly influenced over the past few months by news on the economy, employment and what the Federal Reserve might do. Contradictions as to which direction the economy was headed caused rallies on some days and declines on others. But, again, the stock market showed a trend of advancement, with the Dow breaking the 6000 point barrier in the first week of October 1996.

In closing, I'd like to say as an overseer of this Fund that we have a great team at work here: Fred Kobrick's many years of experience and investment disciplines combined with State Street Research's research capabilities give Capital Fund investors the needed advantage in today's markets.

Thank you for investing in State Street Research Capital Fund.


Sincerely,

/s/Ralph F. Verni

Ralph F. Verni
Chairman
October 31, 1996

(1)+9.33% for Class B shares; +10.41% for Class C shares; +9.23% for Class D shares.

(2)Investment results are based on an assumed $10,000 investment at "A" share maximum sales charge of 4.5%; thus, the net amount invested was $9,550. Also assumes capital gain distributions accepted in shares and income dividends invested at net asset value. No adjustment has been made for income taxes payable by shareholders on income dividends or capital gain distributions.


(3)All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. During the periods prior to 1993 that shares were not offered to the general public, the Fund was not subject to the cash inflows and higher level of redemptions and expenses that have occurred during the Fund's current, continuous public offering. Performance for a class includes periods prior to the adoption of class designations. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. Performance prior to 1993 class designations does not reflect annual 12b-1 fees of .25% for "A" shares and 1% for "B" and "D" shares, which will reduce subsequent performance.

(4)Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "D" share contingent deferred sales charges, where applicable.

(5)Cumulative total returns are not annualized, nor do they reflect sales charges, which, if reflected, would reduce performance.

Please note that the discussion throughout this shareholder report is dated as indicated and, because of possible changes in viewpoint, date and transactions, should not be relied upon as being current thereafter.

Fund Information (all data are for periods ended September 30, 1996)

Total value of $10,000 invested on October 1, 1986(2)
(Class A shares, at maximum applicable sales charge)

[plot points for mountain chart]

10/86                  9550
 9/87                 13622
 9/88                 11720
 9/89                 15697
 9/90                 12430
 9/91                 19126
 9/92                 20529
 9/93                 31824
 9/94                 32622
 9/95                 44677
 9/96                 49197


[end of plot points for mountain chart]

SEC Average Annual Compound
Rates of Return
(at maximum applicable sales charge)(3),(4)

            10 Years   5 Years     1 Year
 ------------------------------------------
Class A      +17.27%    +19.69%     +5.16%
 ------------------------------------------
Class B      +17.54%    +20.04%     +4.33%
 ------------------------------------------
Class C      +17.95%    +21.09%    +10.41%
 ------------------------------------------
Class D      +17.55%    +20.26%     +8.23%
 ------------------------------------------

Cumulative Total Returns
(do not reflect sales charge)(3),(5)

             10 Years    5 Years     1 Year
---------------------------------------------
Class A      +415.16%    +157.22%    +10.12%
---------------------------------------------
Class B      +403.13%    +151.22%     +9.33%
---------------------------------------------
Class C      +421.34%    +160.31%    +10.41%
---------------------------------------------
Class D      +403.84%    +151.57%     +9.23%
---------------------------------------------


Top 5 Industries
(by percentage of net assets)

[bar chart]

Retail trade 14.2%

Computer software & service 12.3%

Hotel & restaurants 10.7%

Business service 7.8%

Recreation 6.4%

Total 51.4%

[end of bar chart]

Portfolio Manager's Review

The following is a discussion with portfolio manager Fred Kobrick. Fred has 25 years of investment experience and is the lead portfolio manager for the Equity Group's Aggressive Growth Team.

[Photo of Fred Kobrick, Portfolio Manager]

Q: How did the Fund perform over the past 12 months?


A: Performance was mixed, but the one-year returns don't tell the whole story. Class A shares of the Fund provided a total return of +10.12% for the year ended September 30, 1996 (does not reflect sales charge).(1) Over the past 12 months, the Fund underperformed the +16.01% average total return for the 175 funds in the Lipper Capital Appreciation Funds category (does not reflect sales charges).


I should note that these return figures illustrate the impact of the ups and downs that occurred in the market over the past twelve months, which presented us with a more challenging investment environment. Capital Fund proved to be a much stronger performer in the second half of the period, beating the average total return for its Lipper category for the six months ended September 30, 1996. The Fund also outperformed the category year-to-date and for the longer-term 3-, 5- and 10-year periods ended September 30, 1996.

Q: What contributed to Fund performance?

A: Some of the Fund's short-term underperformance can be attributed to a couple of significant occurrences in the stock market in the past year: In the fall of 1995, technology stocks experienced a steep decline. And in July of this year, we experienced a stock market correction led by a sell-off in smaller, more aggressive growth stocks.

We made strong recoveries following both events by doing our homework and making good choices in a variety of industry sectors, most notably, retail, computer software and service, business service, and hotel and restaurant stocks.

Q: What adjustments did you make to the portfolio during the past 12 months?

A: We made a number of changes to the Fund. Last year at this time we had 7.8% of the portfolio invested in retail stocks. We have added to this, taking a position in well-known European apparel designer Gucci Group. Retail made up 14.2% of the portfolio as of September 30, 1996. Our focus in this area has been on firms that design their own apparel and offer retail locations.

At the beginning of the period we had a substantial portion of the portfolio in technology stocks spread over a number of industries. We pared this position down and focused our holdings in computer software and service, primarily sticking to companies offering products to increase productivity. As of September 30, 1996, software and service stocks represented 12.3% and electronic components represented 5.8% of the portfolio.

We have also added to hotel and restaurant stocks over the past 12 months to the benefit of the portfolio. Reservation service provider HFS and hotel chain Extended Stay America represent the largest holdings in this area.

Q: What is your investment strategy going forward?

A: The stock market has been up and down in 1996, with an overall upward trend. I think the corrections we've seen have been beneficial, as they have taken some of the speculation out of the market and presented us with good buying opportunities. We'll continue to rely on our fundamental research to help us uncover companies--small or large--that present a good value or offer strong growth potential. Bottom-up, company-by-company stock selection has been a mainstay of our method and will continue to be so.

September 30, 1996

Top 10 Stock Positions

(by percentage of net assets)

1     HFS Hotel reservation service                                   4.8%
2     Republic Industries Waste management company                    4.3%
3     Gucci Apparel designer/manufacturer                             3.1%
4     Extended Stay America Extended-stay lodging facilities firm     2.3%
5     HBO & Co. Hospital information systems firm                     2.0%
6     MedPartners Multistate HMO services company                     1.9%
7     Sunglass Hut Specialty retailer                                 1.8%
8     Sanmina Manufacturer of electronic circuit boards               1.8%
9     Home Depot Home-supply retail giant                             1.8%
10    Sun Microsystems Networked workstations company                 1.7%

These securities represent an aggregate of 25.5% of the portfolio. Because of active management, there is no guarantee that the Fund currently invests, or will continue to invest, in the securities listed in this table or in the text above.

Best and Worst Contributors to Performance
(October 1, 1995 through September 30, 1996)

Best [up arrow]

HFS

Expansion into real estate markets helped this reservation service provider.

Gucci

Market-share gains boosted the profits of this specialty retailer.

Republic Industries

Consolidation of its industries raised the profitability for this waste management company.

Worst [down arrow]

Sunglass Hut

Reduced shopping mall traffic hurt retailer's earnings.

Nokia

Weak earnings reports drove down the stock price of this cellular phone maker.

Softkey International

Company's aggressive expansion made many investors nervous.

State Street Research Capital Fund

Investment Portfolio

September 30, 1996
                                                                Value
                                                 Shares       (Note 1)
 ---------------------------------------------  --------- -----------------
COMMON STOCKS 97.6%
Basic Industries 2.1%
Chemical 0.5%
Rhone-Poulenc SA ADR*                           126,700     $  3,547,600
                                                          -----------------
Diversified 0.4%
AlliedSignal Inc.                                50,500        3,326,688
                                                          -----------------
Machinery 1.0%
Thermo Fibergen Inc. Unit*                       66,800          843,350
Wolverine Tube Inc.*                            150,000        6,450,000
                                                          -----------------
                                                               7,293,350
                                                          -----------------
Metal & Mining 0.2%
Oregon Metallurgical Corp.*                      37,200        1,209,000
                                                          -----------------
Total Basic Industries                                        15,376,638
                                                          -----------------
Consumer Cyclical 36.0%
Automotive 0.6%
Danaher Corp.                                    24,800        1,026,100
Dura Automotive Systems Inc.*                    12,000          223,500
Penske Motorsports Inc.*                         12,500          439,062
Team Rental Group, Inc. Cl. A*                  126,000        2,394,000
                                                          -----------------
                                                               4,082,662
                                                          -----------------
Hotel & Restaurant 10.7%
Extended Stay America Inc.*                     797,400       16,346,700
HFS Inc.*                                       522,700       34,955,562
Lone Star Steakhouse & Saloon Inc.*              60,100        1,829,294
Mirage Resorts Inc.*                            150,900        3,866,813
Planet Hollywood International, Inc. Cl. A*      15,100          422,800
Rainforest Cafe Inc.*                           120,150        3,724,650
Renaissance Hotel Group NV*                      42,600          852,000
Sun International Hotels Ltd.*                   87,800        4,499,750
Trump Hotels & Casino Resorts Inc.*             485,600       11,290,200
                                                          -----------------
                                                              77,787,769
                                                          -----------------
Recreation 6.4%
Action Performance Companies Inc.*               25,300          325,738
American Radio Systems Corp. Cl. A*             131,200        4,887,200
Ascent Entertainment Group Inc.*                126,200        2,997,250
Chancellor Broadcasting Co. Cl. A*               38,000        1,577,000
Clear Channel Communications Inc.*              105,300        9,319,050
Cox Radio Inc. Cl. A*                            28,400          624,800
Evergreen Media Corp. Cl. A                     367,650       11,489,062
Gemstar Group Ltd.*                              58,300        1,719,850
Golden Bear Golf, Inc. Cl. A*                    49,500          977,625
Lin Television Corp.*                            89,100        3,653,100
Marker International Inc.*                       83,000          809,250
Oakley Inc.*                                    188,100        7,994,250
Silver King Communications Inc.*                 17,000          399,500
                                                          -----------------
                                                              46,773,675
                                                          -----------------
Retail Trade 14.2%
Abercrombie & Fitch Co. Cl. A*                   16,400     $    401,800
Borders Group Inc.*                             169,500        6,313,875
BT Office Products International Inc.*          172,900        2,355,763
Corporate Express Inc.*                         255,000        9,913,125
Federated Department Stores Inc.*               182,300        6,107,050
Gucci Group NV*                                 307,300       22,279,250
Home Depot Inc.                                 225,600       12,831,000
Industrie Natuzzi SPA ADR                        37,200        1,729,800
J.C. Penney Inc.                                 60,400        3,269,150
Just For Feet Inc.*                             138,050        6,919,756
Loehmann's, Inc.*                                10,800          289,575
Melville Corp.                                  183,100        8,079,287
Micro Warehouse Inc.*                            59,600        1,534,700
Saks Holdings Inc.*                             139,100        4,868,500
Staples Inc.*                                   134,250        2,978,672
Sunglass Hut International Inc.*                821,300       13,089,469
                                                          -----------------
                                                             102,960,772
                                                          -----------------
Textile & Apparel 4.1%
Authentic Fitness Corp.                          30,500          373,625
Designer Holdings Ltd.*                          17,000          444,125
Fila Holdings SPA ADR                            81,000        7,786,125
Men's Wearhouse, Inc.*                          388,225        9,705,625
Nautica Enterprises Inc.*                       171,900        5,543,775
Tag Heuer International SA ADR*                  91,400        1,805,150
Tommy Hilfiger Corp.*                            71,000        4,206,750
                                                          -----------------
                                                              29,865,175
                                                          -----------------
Total Consumer Cyclical                                      261,470,053
                                                          -----------------
Consumer Staple 19.3%
Business Service 7.8%
Apache Medical Systems Inc.*                     51,600          696,600
HBO & Co.                                       220,600       14,725,050
Metromail Corp.*                                 28,900          624,963
Outdoor Systems Inc.*                            34,000        1,598,000
Republic Industries Inc.*                       704,100       20,418,900
Republic Industries Inc.++*                     395,000       11,012,837
Teletech Holdings Inc.*                         120,200        4,387,300
Universal Outdoor Holdings Inc.*                 79,200        2,851,200
Xeikon NV ADR*                                   17,500          175,273
                                                          -----------------
                                                              56,490,123
                                                          -----------------
Drug 1.7%
Applied Analytical Industries Inc.*               8,300          188,825
Cephalon Inc.*                                  143,500        3,461,937
Entremed Inc.*                                   93,900        1,525,875
Express Scripts Inc. Cl. A*                      34,500        1,250,625
Liposome Company, Inc.*                         246,800        4,658,350

The accompanying notes are an integral part of the financial statements.

State Street Research Capital Fund

                                                                Value
                                                 Shares       (Note 1)
 ---------------------------------------------  --------- -----------------
Drug (cont'd)
Magainin Pharmaceuticals Inc.*                   67,200     $    789,600
Matrix Pharmaceuticals Inc.*                     37,300          298,400
Myriad Genetics Inc.*                            13,100          334,050
                                                          -----------------
                                                              12,507,662
                                                          -----------------
Food & Beverage 2.6%
Pete's Brewing Co.*                               8,300           64,325
Starbucks Corp.*                                298,200        9,840,600
Boston Beer Company, Inc. Cl. A*                  4,100           79,437
Boston Chicken Inc.*                            251,800        8,875,950
                                                          -----------------
                                                              18,860,312
                                                          -----------------
Hospital Supply 5.8%
CardioThoracic Systems Inc.*                     17,700          360,638
Guidant Corp.                                    59,500        3,287,375
MedPartners Inc.*                               601,483       13,683,738
Medtronic Inc.                                   46,600        2,988,225
Neopath Inc.*                                   128,700        2,477,475
Oxford Health Plans Inc.*                       116,200        5,780,950
PacifiCare Health Systems, Inc. Cl. B*           77,200        6,677,800
United Healthcare Corp.                         175,400        7,301,025
                                                          -----------------
                                                              42,557,226
                                                          -----------------
Personal Care 0.3%
Gargoyles Inc.*                                  24,800          527,000
Polymer Group Inc.*                              99,000        1,386,000
                                                          -----------------
                                                               1,913,000
                                                          -----------------
Printing & Publishing 1.0%
CKS Group Inc.*                                   4,100           96,863
Hollinger International Inc. Cl. A*             380,800        4,284,000
Hollinger International, Inc. Cv. Pfd.          171,400        1,906,825
World Color Press Inc.*                          46,400        1,032,400
                                                          -----------------
                                                               7,320,088
                                                          -----------------
Tobacco 0.1%
Consolidated Cigar Holdings Inc. Cl. A*          24,400          747,250
                                                          -----------------
Total Consumer Staple                                        140,395,661
                                                          -----------------
Energy 5.5%
Oil 2.8%
Chesapeake Energy Corp.                          25,000        1,565,625
Noble Affiliates Inc.                           216,700        9,155,575
Total SA Cl. B ADR                              250,500        9,800,812
                                                          -----------------
                                                              20,522,012
                                                          -----------------
Oil Service 2.7%
Ensco International Inc.*                       103,500        3,363,750
Newpark Resources, Inc.*                         39,500        1,436,813
Oil Service (cont'd)
Noble Drilling Corp.*                           407,200     $  6,158,900
Reading & Bates Corp.*                          130,100        3,528,962
Rowan Companies, Inc.*                          197,200        3,672,850
Varco International Inc.*                        58,300        1,027,538
                                                          -----------------
                                                              19,188,813
                                                          -----------------
Total Energy                                                  39,710,825
                                                          -----------------
Finance 4.8%
Bank 1.5%
Bank United Corp. Cl. A*                         38,000          945,250
Citicorp                                        107,300        9,724,062
                                                          -----------------
                                                              10,669,312
                                                          -----------------
Financial Service 2.4%
Associates First Capital Corp. Cl. A             91,700        3,759,700
E*Trade Group Inc.*                              73,400          967,962
First USA Paymentech Inc.*                        6,900          280,313
Green Tree Financial Corp.                      100,600        3,948,550
Hambrecht & Quist Group Inc.*                    23,800          461,125
Money Store Inc.                                166,500        4,412,250
Starwood Lodging Trust                           88,000        3,685,000
                                                          -----------------
                                                              17,514,900
                                                          -----------------
Insurance 0.9%
Everest Reinsurance Holdings Inc.               220,400        5,454,900
W.R. Berkley Corp.                               21,900        1,001,925
                                                          -----------------
                                                               6,456,825
                                                          -----------------
Total Finance                                                 34,641,037
                                                          -----------------
Science & Technology 26.4%
Aerospace 1.4%
Boeing Co.                                      105,500        9,969,750
                                                          -----------------
Computer Software & Service 12.3%
Ascend Communications Inc.*                     124,300        8,219,337
Aware Inc.*                                      31,500          531,563
C/Net, Inc.*                                      6,200          116,250
Cascade Communications Corp.*                    58,600        4,775,900
CCC Information Services Group Inc.*             27,100          569,100
Check Point Software Technologies Ltd.*          32,600        1,100,250
CheckFree Corp.*                                 13,300          266,000
Cisco Systems Inc.*                             162,900       10,109,981
Compuserve Corp.*                                29,400          396,900
Computer Associates International Inc.           58,500        3,495,375
Dassault Systemes SA ADR*                        19,900          833,312
Datastream Systems Inc.*                         72,300        2,187,075
Excalibur Technologies Corp.*                     5,200           88,400
Fore Systems Inc.*                              137,400        5,684,925

The accompanying notes are an integral part of the financial statements.

State Street Research Capital Fund

                                                                Value
                                                 Shares       (Note 1)
 ---------------------------------------------  --------- -----------------
Computer Software & Service (cont'd)
Geoworks*                                       199,800     $  5,194,800
International Network Services*                   6,100          214,263
Microsoft Corp.*                                 78,300       10,325,812
OneWave Inc.*                                   177,700        2,687,712
Open Market Inc.*                                 9,100          131,950
Open Text Corp.*                                193,800        1,162,800
OpenVision Technologies Inc.*                    23,400          216,450
Parametric Technology Corp.*                    137,400        6,784,125
SS&C Technologies Inc.*                           7,500           75,938
Synopsys Inc.*                                   89,800        4,142,025
Triple P NV*                                    105,800          416,588
Westell Technologies Cl. A*                     161,100        7,128,675
Western Digital Corp.*                          129,800        5,208,225
Wind River Systems Inc.*                        103,800        4,593,150
Xionics Document Technologies, Inc.*             23,900          358,500
Xylan Corp.*                                     24,700        1,339,975
Yahoo!, Inc.*                                    56,200        1,194,250
                                                          -----------------
                                                              89,549,606
                                                          -----------------
Electronic Components 5.8%
Affymetrix Inc.*                                  5,300           92,750
CHS Electronics Inc.*                            43,600          594,050
Cymer Inc.*                                      10,500          186,375
Intel Corp.                                      79,400        7,577,738
Micron Technology Inc.                          320,700        9,781,350
Sanmina Corp.*                                  319,800       12,871,950
Texas Instruments Inc.                          204,700       11,284,087
                                                          -----------------
                                                              42,388,300
                                                          -----------------
Electronic Equipment 2.3%
Advanced Fibre Communications, Inc.*              5,600          140,000
Lucent Technologies Inc.*                       261,000       11,973,375
Octel Communications Corp.*                     134,800        3,909,200
Thermo Optek Corp.*                              37,000          536,500
                                                          -----------------
                                                              16,559,075
                                                          -----------------
Office Equipment 4.6%
3Com Corp.*                                     142,400        8,552,900
Hewlett-Packard Co.                             144,500        7,044,375
Orckit Communications Ltd.*                      44,700          821,363
Sun Microsystems Inc.*                          194,600       12,089,525
U.S. Robotics Corp.*                             77,800        5,027,825
                                                          -----------------
                                                              33,535,988
                                                          -----------------
Total Science & Technology                                   192,002,719
                                                          -----------------
Utility 3.5%
Natural Gas 0.5%
Calpine Corp.*                                  211,500     $  3,384,000
                                                          -----------------
Telephone 3.0%
ADC Telecommunications Inc.*                    104,700        6,700,800
Brooks Fiber Properties Inc.*                    19,900          572,125
Excel Communications, Inc.*                      16,500          521,813
McLeod, Inc.*                                    41,500        1,369,500
Newbridge Networks Corp.*                        24,800        1,581,000
Omnipoint Corp.*                                 67,900        1,977,587
Telefonica del Peru SA Cl. B ADR                325,000        7,434,375
Teleport Communications Group, Inc. Cl. A*       83,200        1,965,600
                                                          -----------------
                                                              22,122,800
                                                          -----------------
Total Utility                                                 25,506,800
                                                          -----------------
Total Common Stocks (Cost $575,296,004)                      709,103,733
                                                          -----------------

                                   Principal      Maturity
                                     Amount         Date
 ------------------------------- -------------- -------------  ---------------
SHORT-TERM OBLIGATIONS 3.1%
Associates Corp. of North
  America, 5.25%                  $15,294,000    10/01/1996      15,294,000
Ford Motor Credit Co., 5.36%        1,828,000    10/02/1996       1,828,000
Ford Motor Credit Co., 5.25%        4,929,000    10/03/1996       4,929,000
                                                               ---------------
Total Short-Term Obligations (Cost $22,051,000)                  22,051,000
                                                               ---------------
Total Investments (Cost $597,347,004)--100.7%                   731,154,733
Cash and Other Assets, Less Liabilities--(0.7%)                  (4,854,999)
                                                               ---------------
Net Assets--100.0%                                             $726,299,734
                                                               ===============

Federal Income Tax Information:

At September 30, 1996, the net unrealized appreciation of
  investments based on cost for Federal income tax purposes
  of $598,142,139 was as follows:
Aggregate gross unrealized appreciation for all
  investments in which there is an excess of value
  over tax cost                                                $147,862,860
Aggregate gross unrealized depreciation for all
  investments in which there is an excess of tax
  cost over value                                               (14,850,266)
                                                               ---------------
                                                               $133,012,594
                                                               ===============


 * Nonincome-producing securities
   ADR stands for American Depositary Receipt, representing ownership of foreign securities.
++ Security valued under consistently applied procedures established by the Trustees. Security restricted as to public resale. The total cost and market value of restricted securities owned at September 30, 1996 were $7,998,750 and $11,012,837 (1.52% of net assets), respectively.


The accompanying notes are an integral part of the financial statements.

State Street Research Capital Fund

Statement of Assets and Liabilities

September 30, 1996

Assets
Investments, at value (Cost $597,347,004) (Note
  1)                                                  $731,154,733
Cash                                                           174
Receivable for securities sold                          12,823,082
Receivable for fund shares sold                          3,193,991
Dividends and interest receivable                          179,790
Other assets                                                27,541
                                                     ---------------
                                                       747,379,311
Liabilities
Payable for securities purchased                        19,251,692
Payable for fund shares redeemed                           590,906
Accrued transfer agent and shareholder services
  (Note 2)                                                 235,645
Accrued management fee (Note 2)                            405,478
Accrued distribution and service fees (Note 4)             450,860
Accrued trustees' fees (Note 2)                              7,502
Other accrued expenses                                     137,494
                                                     ---------------
                                                        21,079,577
                                                     ---------------
Net Assets                                            $726,299,734
                                                     ===============
Net Assets consist of:
 Unrealized appreciation of investments               $133,807,729
 Accumulated net realized loss                          (2,079,183)
 Shares of beneficial interest                         594,571,188
                                                     ---------------
                                                      $726,299,734
                                                     ===============
Net Asset Value and redemption price per share
  of Class A shares ($114,247,043 / 8,300,931
  shares of beneficial interest)                            $13.76
                                                     ===============
Maximum Offering Price per share of Class A
  shares ($13.76 / .955)                                    $14.41
                                                     ===============
Net Asset Value and offering price per share of
  Class B shares ($386,899,013 / 28,872,901
  shares of beneficial interest)*                           $13.40
                                                     ===============
Net Asset Value, offering price and redemption
  price per share of Class C shares ($34,834,999
  / 2,499,112 shares of beneficial interest)                $13.94
                                                     ===============
Net Asset Value and offering price per share of
  Class D shares ($190,318,679 / 14,180,375
  shares of beneficial interest)*                           $13.42
                                                     ===============

 -------------------------------------------------------------------

* Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the year ended September 30, 1996

Investment Income
Dividends, net of foreign taxes of $63,219                 $ 2,227,719
Interest                                                     2,525,316
                                                          --------------
                                                             4,753,035
Expenses
Management fee (Note 2)                                      4,024,320
Transfer agent and shareholder services (Note 2)               805,247
Custodian fee                                                  180,669
Reports to shareholders                                        138,308
Distribution fee--Class A (Note 4)                             202,813
Distribution and service fees--Class B (Note 4)              2,822,104
Distribution and service fees--Class D (Note 4)              1,387,708
Registration fees                                              180,166
Audit fee                                                       28,368
Trustees' fees (Note 2)                                         30,194
Legal fees                                                      20,268
Miscellaneous                                                   34,999
                                                          --------------
                                                             9,855,164
                                                          --------------
Net investment loss                                         (5,102,129)
                                                          --------------
Realized and Unrealized Gain (Loss)
  on Investments
Net realized loss on investments (Notes 1 and 3)            (2,073,183)
Net unrealized appreciation of investments                  70,731,585
                                                          --------------
Net gain on investments                                     68,658,402
                                                          --------------
Net increase in net assets resulting from operations       $63,556,273
                                                          ==============

The accompanying notes are an integral part of the financial statements.

State Street Research Capital Fund

Statement of Changes in Net Assets

                                               Year ended September 30
                                           -------------------------------
                                                1996            1995
 --------------------------------------------------------  ---------------
Increase (Decrease) in Net Assets
Operations:
Net investment loss                         $ (5,102,129)   $ (2,022,509)
Net realized gain (loss) on investments*      (2,073,183)     32,914,544
Net unrealized appreciation of
  investments                                 70,731,585      52,115,081
                                          ---------------  ---------------
Net increase resulting from operations        63,556,273      83,007,116

                                          ---------------  ---------------
Distributions from net realized gains:
 Class A                                      (4,170,914)        (92,618)
 Class B                                     (15,632,187)       (320,406)
 Class C                                      (3,556,781)        (93,107)
 Class D                                      (7,349,181)       (164,154)
                                          ---------------  ---------------
                                             (30,709,063)       (670,285)
                                          ---------------  ---------------
Net increase from fund share transactions
  (Note 5)                                   291,406,436     164,713,294
                                          ---------------  ---------------
Total increase in net assets                 324,253,646     247,050,125

Net Assets
Beginning of year                            402,046,088     154,995,963
                                          ---------------  ---------------
End of year                                 $726,299,734    $402,046,088
                                          ===============  ===============
*Net realized gain (loss) for Federal
 income tax purposes (Note 1)               $   (928,280)   $ 32,687,493
                                          ===============  ===============

Notes to Financial Statements

September 30, 1996

Note 1

State Street Research Capital Fund (the "Fund"), is a series of State Street Research Capital Trust (the "Trust"), which is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust was organized in November, 1988 as a successor to State Street Capital Fund, Inc., a Massachusetts corporation. The Trust consists presently of three separate funds: State Street Research Capital Fund, State Street Research Small Capitalization Growth Fund and State Street Research Small Capitalization Value Fund.

The investment objective of the Fund is to seek maximum capital appreciation by investing primarily in common stocks of emerging growth companies and of companies considered to be undervalued special situations, as determined by the Fund's investment manager.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and pay an annual service fee equal to 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investments in Securities

Values for listed securities represent the last sale on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at the closing price supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations, except for certain securities that may be restricted as to public resale, which are valued in accordance with methods adopted by the Trustees. Security transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends declared but not received are accrued on the ex-dividend date. Interest income is determined on the accrual basis. Realized gains and losses from security transactions are reported on the basis of identified cost of securities delivered for both financial reporting and Federal income tax purposes.


The accompanying notes are an integral part of the financial statements.

State Street Research Capital Fund

B. Federal Income Taxes

No provision for Federal income taxes is necessary since the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. At September 30, 1996, the Fund had a capital loss carryforward of $928,280 available, to the extent provided in regulations, to offset future capital gains, if any, which expires on September 30, 2004.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the Fund is required to measure and distribute annually, if necessary, net capital gains realized during a twelve-month period ending October 31. In this connection, the Fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 1995 through September 30, 1996, the Fund incurred net capital losses of approximately $356,000 and intends to defer and treat such losses as arising in the fiscal year ended September 30, 1997.

C. Dividends

Dividends from net investment income, if any, are declared and paid or reinvested annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

D. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees equal to 1/16 of 1% (3/4 of 1% on an annual basis) of average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. The fees of the Trustees not currently affiliated with the Adviser amounted to $30,194 during the year ended September 30, 1996.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. During the year ended September 30, 1996, the amount of such expenses was $459,704.

Note 3

For the year ended September 30, 1996, exclusive of short-term investments and U.S. Government obligations, purchases and sales of securities aggregated $1,345,994,338 and $1,070,302,394, respectively.

Note 4

The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended September 30, 1996, fees pursuant to such plan amounted to $202,813, $2,822,104 and $1,387,708 for Class A, Class B and Class D, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $188,067 and $295,942, respectively, on sales of Class A shares of the Fund during the year ended September 30, 1996, and that MetLife Securities, Inc. earned commissions aggregating $678,831 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges of $312,620 and $29,193 on redemptions of Class B and Class D shares, respectively, during the same period.

State Street Research Capital Fund

Note 5
The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share.


Share transactions were as follows:

                                                                           Year ended September 30
                                                        --------------------------------------------------------------
                                                                     1996                            1995
                                                       -------------------------------  ------------------------------
Class A                                                    Shares          Amount           Shares         Amount
----------------------------------------------------------------------------------------------------------------------
Shares sold                                               4,999,832     $ 62,467,171       2,826,294    $ 32,048,209
Issued upon reinvestment of distributions from net
   realized gains                                           302,993        3,738,939           8,771          82,615
Shares repurchased                                       (1,085,442)     (13,577,652)       (756,484)     (8,537,685)
                                                       -------------- ---------------- --------------  ---------------
Net increase                                              4,217,383     $ 52,628,458       2,078,581    $ 23,593,139
                                                       ============== ================ ==============  ===============
Class B                                                Shares         Amount           Shares         Amount
----------------------------------------------------------------------------------------------------------------------
Shares sold                                              14,984,596     $183,598,870       9,420,000    $106,150,791
Issued upon reinvestment of distributions from net
   realized gains                                         1,171,523       14,187,153          31,685         294,989
Shares repurchased                                       (2,587,886)     (31,537,100)     (1,616,639)    (17,716,667)
                                                       -------------- ---------------- --------------  ---------------
Net increase                                             13,568,233     $166,248,923       7,835,046    $ 88,729,113
                                                       ============== ================ ==============  ===============
Class C                                                Shares         Amount           Shares         Amount
----------------------------------------------------------------------------------------------------------------------
Shares sold                                                 822,474     $ 10,670,766       1,284,385    $ 16,174,374
Issued upon reinvestment of distributions from net
   realized gains                                           267,147        3,331,325           8,899          84,452
Shares repurchased                                       (2,072,769)     (26,820,873)       (211,276)     (2,192,278)
                                                       -------------- ---------------- --------------  ---------------
Net increase (decrease)                                    (983,148)    $(12,818,782)      1,082,008    $ 14,066,548
                                                       ============== ================ ==============  ===============
Class D                                                Shares         Amount           Shares         Amount
----------------------------------------------------------------------------------------------------------------------
Shares sold                                               7,893,265     $ 96,528,582       4,045,991    $ 46,180,380
Issued upon reinvestment of distributions from net
   realized gains                                           561,501        6,811,002          16,713         155,761
Shares repurchased                                       (1,469,595)     (17,991,747)       (710,067)     (8,011,647)
                                                       -------------- ---------------- --------------  ---------------
Net increase                                              6,985,171     $ 85,347,837       3,352,637    $ 38,324,494
                                                       ============== ================ ==============  ===============

State Street Research Capital Fund

Financial Highlights

For a share outstanding throughout each year:

                                                                   Class A
                                           -----------------------------------------------------
                                                                              February 17, 1993
                                                                                (Commencement
                                                Year ended September 30         of Share Class
                                            --------------------------------   Designations) to
                                              1996**     1995**      1994     September 30, 1993
 -----------------------------------------------------  ---------  --------- --------------------
Net asset value, beginning of year             $13.53     $ 9.92   $ 10.43          $ 8.03
Net investment loss                             (0.05)     (0.04)    (0.04)          (0.03)
Net realized and unrealized gain on
  investments                                    1.30       3.69      0.28            2.43
Distributions from net realized gains           (1.02)     (0.04)    (0.75)             --
                                           -----------  ---------  --------- --------------------
Net asset value, end of year                   $13.76     $13.53   $  9.92          $10.43
                                           ===========  =========  ========= ====================
Total return                                    10.12%+    36.95%+    2.51%+         24.61%+++
Net assets at end of year (000s)             $114,247    $55,250   $19,891          $7,251
Ratio of expenses to average net assets          1.26%      1.33%     1.41%           2.43%++
Ratio of net investment loss to average
  net assets                                    (0.39)%    (0.34)%   (0.55)%         (1.43)%++
Portfolio turnover rate                        215.07%    214.59%   167.08%         129.57%
Average commission rate@                      $0.0278         --        --              --

                                                                   Class B
                                           ------------------------------------------------------
                                                                                 March 15, 1993
                                                                                 (Commencement
                                                 Year ended September 30         of Share Class
                                            ---------------------------------   Designations) to
                                              1996**      1995**      1994     September 30, 1993
 ----------------------------------------------------- -----------  --------- --------------------
Net asset value, beginning of year           $  13.29  $   9.82     $ 10.40        $  8.68
Net investment loss                             (0.14)    (0.12)      (0.08)         (0.04)
Net realized and unrealized gain on
  investments                                    1.27      3.63        0.25           1.76
Distributions from net realized gains           (1.02)    (0.04)      (0.75)            --
                                           ----------- -----------  --------- --------------------
Net asset value, end of year                 $  13.40  $  13.29     $  9.82        $ 10.40
                                           =========== ===========  ========= ====================
Total return                                     9.33%+   35.90%+      1.79%+        19.82%+++
Net assets at end of year (000s)             $386,899  $203,446     $73,354        $16,044
Ratio of expenses to average net assets          2.01%     2.08%       2.16%          3.16%++
Ratio of net investment loss to average
  net assets                                    (1.13)%   (1.10)%     (1.28)%        (2.15%)++
Portfolio turnover rate                        215.07%   214.59%     167.08%        129.57%
Average commission rate@                     $ 0.0278        --          --             --

                                                                   Class C
                                           -----------------------------------------------------
                                                           Year ended September 30
                                           -----------------------------------------------------
                                             1996**     1995**      1994       1993       1992
 ------------------------------------------ ---------  ---------  ---------  -------------------
Net asset value, beginning of year            $13.66     $ 9.99    $10.46     $ 7.96      $7.74
Net investment loss                            (0.01)     (0.01)    (0.03)     (0.06)     (0.06)
Net realized and unrealized gain on
  investments                                   1.31       3.72      0.31       3.90       0.63
Distributions from net realized gains          (1.02)     (0.04)    (0.75)     (1.34)     (0.35)
                                             -------    -------   -------    -------    -------
Net asset value, end of year                  $13.94     $13.66    $ 9.99     $10.46      $7.96
                                             =======    =======   =======    =======    =======
Total return                                   10.41%+    37.30%+    2.91%+    55.46%+     7.34%+
Net assets at end of year (000s)             $34,835    $47,553   $23,967    $18,342    $11,654
Ratio of expenses to average net assets         1.01%      1.08%     1.16%      2.11%      1.54%
Ratio of net investment loss to average
  net assets                                   (0.08)%    (0.07)%   (0.32)%    (1.30)%    (0.86)%
Portfolio turnover rate                       215.07%    214.59%   167.08%    129.57%    124.94%
Average commission rate@                     $0.0278         --        --         --         --

                                                                   Class D
                                           -----------------------------------------------------
                                                                                March 15, 1993
                                                                                (Commencement
                                                Year ended September 30         of Share Class
                                            --------------------------------   Designations) to
                                              1996**     1995**      1994     September 30, 1993
 -----------------------------------------------------  ---------  --------- --------------------
Net asset value, beginning of year             $13.31     $ 9.83    $10.39          $ 8.68
Net investment loss                             (0.14)     (0.12)    (0.09)          (0.04)
Net realized and unrealized gain on
  investments                                    1.27       3.64      0.28            1.75
Distributions from net realized gains           (1.02)     (0.04)    (0.75)             --
                                           ----------- -----------  --------- --------------------
Net asset value, end of year                   $13.42     $13.31    $ 9.83          $10.39
                                           =========== ===========  ========= ====================
Total return                                     9.23%+    36.07%+    2.00%+         19.70%+++
Net assets at end of year (000s)             $190,319    $95,797   $37,783          $5,011
Ratio of expenses to average net assets          2.01%      2.08%     2.16%           3.16%++
Ratio of net investment loss to average
  net assets                                    (1.13)%    (1.09)%   (1.28%)         (2.16)%++
Portfolio turnover rate                        215.07%    214.59%   167.08%         129.57%
Average commission rate@                      $0.0278         --         -              --
 ------------------------------------------------------------------------------------------------


++  Annualized
**  Per-share figures have been calculated using the average shares method.
+ Total return figures do not reflect any front-end or contingent deferred sales charges.
+++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges.
@ For fiscal years beginning on or after October 1, 1995, the Fund is required to disclose its average commission rate per share paid for security trades.

Report of Independent Accountants

To the Trustees of State Street Research
Capital Trust and Shareholders of
State Street Research Capital Fund

We have audited the accompanying statement of assets and liabilities of State Street Research Capital Fund, including the schedule of portfolio investments, as of September 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Research Capital Fund as of September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.
Boston, Massachusetts
November 8, 1996

State Street Research Capital Fund

Management's Discussion of Fund Performance

Capital Fund's short-term performance was hindered somewhat by the decline in technology stocks in the fall of 1995 as well as by the July 1996 correction, which was led by a sell-off in smaller, more aggressive growth stocks. The Fund's performance rebounded following both events.

The Fund benefited from holdings in a number of industry sectors, most notably, retail, computer software and service, business service, and hotel and restaurant stocks. Capital Fund underperformed its peer group, but proved to be a stronger performer in the second half of the period, beating the average total return for its Lipper category.

Fund management made a number of changes to the Fund, including reducing its overall position in technology stocks but focusing holdings in the area of computer software and service. As of September 30, 1996, software and service stocks represented 12.3% of the portfolio.

Capital Fund's management added to the Fund's position in retail and business service stocks. Retail, as of September 30, 1996, made up 14.2% of the portfolio. Business service stocks accounted for another 7.8% of the portfolio.

Fund management also added to the portfolio's hotel and restaurant stocks, which represented 10.7% of the portfolio as of September 30, 1996.

September 30, 1996

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. During the periods prior to 1993 that shares were not offered to the general public, the Fund was not subject to the cash inflows and higher level of redemptions and expenses that have occurred during the Fund's current, continuous public offering. Performance for a class includes periods prior to the adoption of class designations. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. Performance prior to 1993 class designations does not reflect annual 12b-1 fees of .25% for "A" shares and 1% for "B" and "D" shares, which will reduce subsequent performance. Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "D" share contingent deferred sales charges, where applicable. The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only.

Change In Value Of $10,000
Based On The S&P 500 Compared To Change
In Value of $10,000 Invested In Capital Fund

   [plot points for line chart]

          Class A Shares
    Average Annual Total Return
   1 Year     5 Years    10 Years
   +5.16%     +19.69%     +17.27%

9/86                    9550           10000
9/87                   13622           14342
9/88                   11720           12565
9/89                   15697           16706
9/90                   12430           15162
9/91                   19126           19876
9/92                   20529           22071
9/93                   31824           24933
9/94                   32622           25850
9/95                   44677           33529
9/96                   49197           40343

   [end of plot points for line chart]

   [plot points for line chart]

          Class B Shares
    Average Annual Total Return
   1 Year     5 Years    10 Years
   +4.33%     +20.04%     +17.54%

9/86                   10000           10000
9/87                   14263           14342
9/88                   12272           12565
9/89                   16436           16706
9/90                   13015           15162
9/91                   20028           19876
9/92                   21497           22071
9/93                   33266           24933
9/94                   33862           25850
9/95                   46018           33529
9/96                   50313           40343

   [end of plot points for line chart]

   [plot points for line chart]

          Class C Shares
    Average Annual Total Return
   1 Year     5 Years    10 Years
  +10.41%     +21.09%     +17.95%

9/86                   10000           10000
9/87                   14263           14342
9/88                   12272           12565
9/89                   16436           16706
9/90                   13015           15162
9/91                   20028           19876
9/92                   21497           22071
9/93                   33420           24933
9/94                   34392           25850
9/95                   47219           33529
9/96                   52134           40343

   [end of plot points for line chart]

   [plot points for line chart]

          Class D Shares
    Average Annual Total Return
   1 Year     5 Years    10 Years
   +8.23%     +20.26%     +17.55%

9/86                   10000           10000
9/87                   14263           14342
9/88                   12272           12565
9/89                   16436           16706
9/90                   13015           15162
9/91                   20028           19876
9/92                   21497           22071
9/93                   33234           24933
9/94                   33898           25850
9/95                   46125           33529
9/96                   50384           40343

   [end of plot points for line chart]

   [solid line] Capital Fund

   [dotted line] S&S 500

State Street Research Capital Fund

Fund Information, Officers and Trustees of State Street Research Capital
Trust

Fund Information

State Street Research
Capital Fund
One Financial Center
Boston, MA 02111

Investment Adviser
State Street Research &
Management Company
One Financial Center
Boston, MA 02111

Distributor
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111

Shareholder Services
State Street Research
Shareholder Services
P.O. Box 8408
Boston, MA 02266-8408
1-800-562-0032

Custodian
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel
Mintz, Levin, Cohn, Ferris,
Glovsky and Popeo, P.C.
One Financial Center
Boston, MA 02111

Independent Accountants
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109

Officers

Ralph F. Verni
Chairman of the Board,
President and
Chief Executive Officer

Peter C. Bennett
Vice President

Jesus A. Cabrera
Vice President

Rudolph K. Kluiber
Vice President

Frederick R. Kobrick
Vice President

James M. Weiss
Vice President

Gerard P. Maus
Treasurer

Joseph W. Canavan
Assistant Treasurer

Douglas A. Romich
Assistant Treasurer

Francis J. McNamara, III
Secretary and General Counsel

Darman A. Wing
Assistant Secretary and
Assistant General Counsel

Amy L. Simmons
Assistant Secretary

Trustees

Ralph F. Verni
Chairman of the Board,
President, Chief Executive
Officer and Director,
State Street Research &
Management Company

Edward M. Lamont
Formerly in banking
(Morgan Guaranty Trust
Company of New York);
presently engaged in private
investments and civic affairs

Robert A. Lawrence
Partner, Saltonstall & Co.

Dean O. Morton
Retired; formerly Executive
Vice President, Chief
Operating Officer and Director,
Hewlett-Packard Company

Thomas L. Phillips
Retired; formerly Chairman of the
Board and Chief Executive
Officer, Raytheon Company

Toby Rosenblatt
President,
The Glen Ellen Company
Vice President,
Founders Investments Ltd.

Michael S. Scott Morton
Jay W. Forrester Professor of
Management, Sloan School of
Management, Massachusetts
Institute of Technology

Jeptha H. Wade
Retired; formerly Of Counsel,
Choate, Hall & Stewart

[back cover]

State Street Research Capital Fund
One Financial Center
Boston, MA 02111

Bulk Rate
U.S. Postage
PAID
Brockton, MA
Permit No. 600

Questions? Comments?
Call us at 1-800-562-0032,
or write us at:
     State Street Research
     Shareholder Services
     P.O. Box 8408
     Boston, MA 02266-8408

[tower logo] STATE STREET RESEARCH

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industry-wide.

This report is prepared for the general information of current shareholders only. It is not authorized for use as sales material with prospective investors.

CONTROL NUMBER: 3507-961122(1297)SSR-LD

Cover Illustration by Dorothy Cullinan

CF-866D-1196